UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Adam W. Smith

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414)-765-6115

Registrant’s telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2015

Item 1. Reports to Stockholders.

PMC Funds

PMC Core Fixed Income Fund (PMFIX)

PMC Diversified Equity Fund (PMDEX)

Annual Report

August 31, 2015

PMC Funds

Letter to Shareholders

To our Shareholders:

We are pleased to present you with the Annual Report for the PMC Funds mutual fund family. This report covers both the fiscal quarter and one-year period ended August 31, 2015.

The table below presents the standardized performance of the PMC Funds relative to their respective benchmarks. Over the past year the domestic economy has continued to make steady but unspectacular gains. Many segments of the economy have experienced sustained improvement, including the employment situation and housing. After stagnating somewhat in the fourth quarter of 2014 and first quarter of 2015, real domestic gross product (GDP) rallied again in the second quarter, the latest data available. One of the areas that has not fared as well is manufacturing, which has slumped over the past year as the dollar has strengthened. The Federal Reserve (“Fed”), for its part, has been assessing not only the domestic economy’s progress, but also the global situation, as it determines when to finally initiate the so-called “lift-off” of interest rates. Many analysts had speculated that the Fed would begin to raise rates after its recent September meeting, however, Janet Yellen and colleagues elected to defer the move until there is greater clarity as to the situation in foreign economies. The consensus among economists appears to be that even though the equity markets have recently suffered a dislocation, the economy is on solid footing, and should be able to withstand the negative impact to investor wealth resulting from the decline.

Total Returns as of August 31, 2015*

*Periods of Less than One-Year Are Unannualized

Fund	Three Months	Six Months	Year to Date	One Year	Five Year	Since Inception	Inception Date	Gross Expense Ratio
PMC Diversified Equity Fund	-8.14%	-7.81%	-4.64%	-4.41%	12.12%	10.46%	8-26-09	1.53%
MSCI World Index	-7.04%	-5.84%	-2.06%	-3.61%	11.68%	9.98%
PMC Core Fixed Income Fund	-1.18%	-1.65%	-0.42%	-0.42%	2.85%	5.47%	9-28-07	1.47%
Barclays Capital Aggregate Bond Index	-0.55%	-0.68%	0.45%	1.56%	2.98%	4.65%

Past performance is no guarantee of future returns. Current performance may be higher or lower than the performance data shown. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please visit the Funds’ website at www.investpmc.com or by calling 888-762-7338. Performance results reflect contractual expense subsidies and waivers in effect until December 29, 2016; without these waivers, returns would have been less favorable.

In general, both the equity and fixed income markets performed very poorly over the past year. Stock prices had been posting solid gains into August of this year, but experienced a steep fall that was ignited in part by China’s equity market collapse over the summer, and the subsequent devaluation of its currency. Investor concerns the swoon in China stocks would carry over into other equity markets were well-founded. In addition, markets seemed to be seeking greater clarity from the Fed regarding its plans for raising interest rates. Because many had expected the Fed to begin lift-off in September, the decline in equity prices created some disappointment that the rate rise would be postponed, further hurting stock prices.

While the domestic economy showed steady improvement throughout the past year, yields on U.S. Treasury securities have remained at relatively low levels. The yield on the 10-year U.S. Treasury actually declined from 2.34% to 2.20% over the twelve months ended August 31, 2015. One reason for the softness in Treasury yields is that foreign investors have been net buyers as they seek higher relative yields.

Globally, the eurozone economies continue to generate small gains, but perhaps not quite as robust as many analysts had expected at this point. The European Central Bank (ECB) and its president, Mario Draghi, have continued to provide assurance to markets that the ECB stands ready to provide monetary stimulus to ensure the region’s economies sustain the uptrend.

As mentioned above, China has experienced an economic slowdown as its economy transitions to one that is more consumption-driven than defined by exports. However, the country’s growth rate of greater than 6% is still far greater than most of the rest of the world.

PMC Diversified Equity Fund

The PMC Diversified Equity Fund was launched on August 26, 2009, and provides broad equity asset class exposure. The Fund’s investment objective is long-term capital appreciation, and the five sub-advisers selected to manage Fund assets are: Mellon Capital Management Corporation (Large Cap Growth); Robeco Investment Management, Inc. (d/b/a Boston Partners) (Large Cap Value); Envestnet Asset Management, Inc. (PMC) (Large Cap Core); Delaware Investments Fund Advisers (Small Cap Core); Thomas White International, Ltd. (International ADR); and William Blair & Co., L.L.C. (Global). As of September 1, 2015, the Fund made several changes to sub-adviser allocations. First, Robeco/Boston Partners replaced Loomis, Sayles & Co. as the Fund’s Large Cap Value sub-adviser. Loomis, Sayles had experienced turnover in the portfolio management team, and the strategy’s performance had lagged that of the asset class benchmark. After conducting a search, the PMC Research team recommended Robeco/Boston Partners as a replacement. PMC has familiarity with the firm’s process, and believes the strategy will serve as an excellent representative of the Large Cap Value category. Second, the allocation to the William Blair global overlay strategy was reduced, from about 20% to approximately 10%. The rationale behind the reduction was to add additional assets to the sub-advisers making individual security selections. Third, the allocation to the Thomas White international equity strategy was increased so as to make the overall Fund allocation more consistent with PMC’s policy asset allocation. Finally, we allocated a portion (approximately 6%) of Fund assets to the PMC Factor-Enhanced Large Cap Core strategy. PMC has been managing such a strategy for individual clients in separate account format, and we believe a factor-based approach will fare well in many environments.

The Fund’s performance generally lagged that of the benchmark over the twelve-month period ended August 31, 2015. For the most recent three-month period, the Fund generated a return of -8.14%, underperforming the -7.04% return of the MSCI World Index. For the twelve months ended August 31, 2015, the Fund generated a total return of -4.41%, slightly underperforming the -3.61% return of the benchmark. Relative performance benefited during the twelve-month period from an overweight to domestic equities relative to international developed markets, as well as positive stock selection in a number of industry sectors, including materials, health care and consumer staples. Among the detractors from performance during the year was stock selection in the information technology and utilities sectors. Another contributor to performance was an underweight to the consumer staples sector. Also during the twelve month period, the Fund’s sub-advisers were able to effectively identify opportunities in the large cap, small cap and international segments of the market while maintaining a risk-controlled posture.

The primary risks to the strategies employed by the Fund’s sub-advisers continue to primarily involve systematic risk. Because each of the sub-advisers controls the risk of the portfolio relative to their respective benchmark, the overall portfolio should track the Fund’s benchmark fairly closely on a relative basis. However, in general market declines the sub-advisers’ fully invested strategies would incur a setback commensurate with the decline in the benchmark.

PMC Core Fixed Income Fund

The PMC Core Fixed Income Fund generated a negative return for both the three- and twelve-month periods ended August 31, 2015. For the most recent three-month period, the Fund generated a return of -1.18%, underperforming the benchmark Barclays Capital Aggregate Bond Index return of -0.55%. For the twelve months ended August 31, 2015, the Fund posted a return of -0.42%, underperforming the benchmark return of +1.56%. The primary factor impacting performance during both periods for the Fund’s three sub-advisers, Neuberger Berman Fixed Income LLC, Schroder Investment Management North America Inc., and William Blair & Co., L.L.C., was an ongoing positioning that would benefit from a narrowing in credit spreads (i.e., credit securities outperforming Treasury obligations). The sub-advisers continued to be underweight U.S. Treasury securities and market sectors that are not positioned to provide yield adequate to compensate for risk exposures. Aggregate overweights to investment-grade securities have been a detractor over the past quarter as well as the past twelve months. The sub-advisers are also very focused on security selection in this environment, and have generally favored conservative duration positioning in the expectation of generally rising interest rates.

The primary risks to the strategies employed by the Fund’s sub-advisers remain in place, and exist at both the macro level and in individual security selection. The Fund’s exposure to government securities has been reduced, but the Fund remains likely to underperform somewhat if the Federal Reserve makes a policy misstep, and Treasury securities consequently rise relative to credits. In addition, if the general level of interest rates rises rapidly, the Fund will not be immune to losses. Similarly, if certain of the individual credits currently owned by the Fund are adversely affected by economic events, the Fund itself will also be affected.

Remarks

World equity markets have turned volatile over the past few months, suffering declines as investors continue to assess global economic strength and the likely course of Federal Reserve action and timing. The markets are currently navigating difficult seasonal territory, and must simultaneously gauge the impact of China’s slowing economy and the Fed’s postponing of a long-anticipated beginning of a rise in interest rates. Expectations continue to be that the Fed will initiate the so-called “lift-off” sometime in the fourth quarter of 2015. Additionally, investors in the U.S. will be closely monitoring the lead-up to the 2016 Presidential elections, and the policy positions of the various potential candidates.

As always, we appreciate your continued trust and confidence in the PMC Funds. We will continue to do all we can to ensure that such trust and confidence are well placed, and will manage the PMC Funds with that goal clearly in mind.

Brandon R. Thomas

Co-Founder and Chief Investment Officer

Envestnet | PMC

Envestnet Asset Management

The views in this report were those of the Funds’ investment adviser and the Funds’ sub-advisers as of the date of this report, and may not reflect their views on the date the report is first published or anytime thereafter. These views are intended to assist the shareholders of the Funds in understanding their investments in the Funds and do not constitute investment advice.

Investments in smaller companies carry greater risk than is customarily associated with larger companies for various reasons such as volatility of earnings and prospects, higher failure rates, and limited markets, product lines or financial resources. Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. Income (bond) funds are subject to interest rate risk, which is the risk that debt securities in a fund’s portfolio will decline in value because of increases in market interest rates. Please see the prospectus for a complete description of the risks associated with investing in the PMC Funds.

PMC FUNDS

Expense Examples

(Unaudited)

As a shareholder of the PMC Core Fixed Income Fund or the PMC Diversified Equity Fund (each a “Fund”, together the “Funds”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/15–8/31/15).

Actual	Expenses

The first lines of the following tables provide information about actual account values and actual expenses. Although the Funds do not charge a sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, distribution (12b-1) fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical	Example for Comparison Purposes

The second lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/15	Ending Account Value 8/31/15	Expenses Paid During Period 3/1/15–8/31/15*
PMC Core Fixed Income Fund
Actual	$1,000.00	$983.50	$5.00
Hypothetical (5% return before expenses)	1,000.00	1,020.16	5.09
PMC Diversified Equity Fund
Actual	1,000.00	921.90	6.78
Hypothetical (5% return before expenses)	1,000.00	1,018.15	7.12
*	Expenses are equal to the Fund’s annualized expense ratio of 1.00% and 1.40% for the PMC Core Fixed Income Fund and PMC Diversified Equity Fund, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

PMC CORE FIXED INCOME FUND (PMFIX)

Investment Highlights (Unaudited)

The investment objective of the Fund is to provide current income consistent with low volatility of principal. The Fund’s allocation of portfolio holdings as of August 31, 2015 is shown below.

*	Purchased options amount to less than 0.00% of total investments.

Average Annual Returns as of August 31, 2015

	PMC Core Fixed Income Fund	Barclays Capital Aggregate Bond Index
One Year	-0.42%	1.56%
Five Year	2.85%	2.98%
Since Inception (9/28/07)	5.47%	4.65%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at (866) PMC-7338.

Continued

PMC CORE FIXED INCOME FUND (PMFIX)

Investment Highlights (Unaudited) (Continued)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on September 28, 2007, the inception date of the Fund. The graph does not reflect any future performance.

The Barclays Capital Aggregate Bond Index (formerly Lehman Brothers Aggregate Bond Index) is an index composed of U.S. securities in Treasury, Government-Related, Corporate and Securitized Sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $250 million.

One cannot invest directly in an index.

*	Inception Date

PMC DIVERSIFIED EQUITY FUND (PMDEX)

Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. The Fund’s allocation of portfolio holdings as of August 31, 2015 is shown below.

Average Annual Returns as of August 31, 2015

	PMC Diversified Equity Fund	MSCI World Index
One Year	-4.41%	-3.61%
Five Year	12.12%	11.68%
Since Inception (8/26/09)	10.46%	9.98%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at (866) PMC-7338.

Continued

PMC DIVERSIFIED EQUITY FUND (PMDEX)

Investment Highlights (Unaudited) (Continued)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on August 26, 2009, the inception date of the Fund. The graph does not reflect any future performance.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

One cannot invest directly in an index.

*	Inception Date

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2015

	Principal Amount	Value
Asset-Backed Securities—12.28%
Accredited Mortgage Loan Trust
2005-3, 0.640%, 09/25/2035(d)	$148,000	$145,350
Aegis Asset Backed Securities Trust
2005-1, 0.749%, 03/25/2035(d)	170,000	161,579
2005-3, 0.679%, 08/25/2035(d)	330,000	289,359
American Airlines Trust
2014-1, 4.375%, 04/01/2024	281,401	283,160
American Credit Acceptance Receivables Trust
2003-1, 1.450%, 04/16/2018(a)	9,082	9,082
American Express Credit Account Master Trust
A, 0.568%, 12/15/2021(d)	300,000	300,062
American Express Issuance II
2013-2, 0.628%, 08/15/2019(d)	110,000	110,214
AmeriCredit Automobile Receivables Trust
C, 1.570%, 01/08/2019	40,000	40,042
C, 2.290%, 11/08/2019	260,000	262,170
C, 2.150%, 03/09/2020	190,000	190,462
C, 2.180%, 06/08/2020	160,000	160,552
Ameriquest Asset-Backed Pass-Through Certificate
2004-R2, 0.889%, 04/25/2034(d)	189,082	186,641
Ameriquest Mortgage Securities, Inc.
2003-10, 0.959%, 12/25/2033(d)	176,995	172,940
2005-R7, 0.699%, 09/25/2035(d)	150,000	134,792
Argent Securities, Inc.
2005-W2, 0.689%, 10/25/2035(d)	320,000	263,084
ARL Second LLC
2014-1A, 3.970%, 06/15/2044(a)	350,000	356,813
BA Credit Card Trust
2014-3A, 0.488%, 01/15/2020(d)	295,000	294,964
Barclays Dryrock Issuance Trust
2014-2, 0.538%, 03/16/2020(d)	275,000	274,078
Cabela’s Credit Card Master Trust
2011-IV, 1.900%, 10/15/2019(a)	130,000	131,251
2014-II, 0.648%, 07/15/2022(d)	203,000	202,119
Carfinance Capital Auto Trust
A, 1.750%, 11/15/2017(a)	7,798	7,804
A, 1.750%, 06/15/2021(a)	128,663	128,787
Carrington Mortgage Loan Trust
2005-OPT2, 1.174%, 05/25/2035(d)	100,000	89,447
2006-RFC1, 0.349%, 06/25/2035(d)	204,445	198,080
2005-NC3, 0.659%, 06/25/2035(d)	310,000	300,388
2005-NC5, 0.679%, 10/25/2035(d)	280,000	246,502
2006-NC1, 0.509%, 01/25/2036(d)	380,000	317,100
Centex Home Equity Loan Trust
2004-A, 0.799%, 01/25/2034(d)	312,881	293,889
2005-D, 0.679%, 10/25/2035(d)	435,000	385,416
Chase Issuance Trust
2014-A5, 0.568%, 04/15/2021(d)	635,000	635,733
Chrysler Capital Auto Receivable
D, 2.640%, 07/15/2021(a)	350,000	348,976
CIT Equipment Collateral
2014-VT1, 1.500%, 10/21/2019(a)	385,000	385,836

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2015 (Continued)

	Principal Amount	Value
Citi Held For Asset Issuance
A, 2.000%, 12/15/2021(a)(d)	$213,982	$214,031
Citibank Credit Card Issuance Trust
2014-A7, 0.400%, 08/24/2018 (d)	285,000	283,827
Citigroup Mortgage Loan Trust, Inc.
M-3, 0.679%, 05/25/2035(d)	325,000	283,935
M-1, 0.941%, 06/25/2035(a)(d)	96,747	96,494
M-1, 0.479%, 11/25/2036(d)	227,000	191,575
CLI Funding V LLC
2013-1, 2.830%, 03/20/2028(a)	151,667	151,460
2013-2, 3.220%, 06/18/2028(a)(d)	179,258	180,988
2014-1, 3.290%, 06/18/2029(a)	201,745	201,403
2014-2, 3.380%, 10/18/2029(a)	146,667	146,729
CPS Auto Trust
2014-C, 1.310%, 02/15/2019(a)	189,534	189,522
CWABS, Inc.
2004-5, 0.699%, 10/25/2034(d)	442,403	408,353
DT Auto Owner Trust
2014-2, 2.460%, 01/15/2020(a)	180,000	180,634
ECAF I Ltd.
2015-1, 3.473%, 06/15/2040(a)	645,000	647,773
Element Rail Leasing LLC
A-2, 3.585%, 02/19/2045(a)	440,000	441,248
Ellington Loan Acquisition Trust
2007-2, 1.299%, 05/25/2037(a)(d)	310,373	297,973
EquiFirst Mortgage Loan Trust
2003-2, 1.323%, 09/25/2033(d)	264,481	259,803
Exeter Automobile Receivables Trust
2014-1, 1.290%, 05/15/2018(a)	39,993	40,042
2014-2, 1.060%, 08/15/2018(a)	12,724	12,696
Fieldstone Mortgage Investment Trust
2005-1, 1.324%, 03/25/2035(d)	200,000	181,695
First Franklin Mortgage Loan Trust
2005-FF1, 0.934%, 12/25/2034(d)	183,412	176,360
2004-FFH4, 1.774%, 01/25/2035(d)	95,000	94,376
Flagship Credit Auto Trust
2013-1, 1.320%, 04/16/2018(a)	49,029	49,018
2013-2, 1.940%, 01/15/2019(a)	45,749	45,914
2014-1, 2.550%, 02/18/2020(a)	65,000	65,168
2015-2, 1.980%, 10/15/2020(a)	590,000	590,496
Ford Credit Auto Owner Trust
2015-REV1, 2.120%, 07/15/2026(a)	210,000	209,751
Global SC Finance II SRL
2013-1, 2.980%, 04/17/2028(a)	191,667	191,838
2014-1, 3.190%, 07/17/2029(a)	222,917	223,404
GSAMP Trust
2005-HE6, 0.639%, 11/25/2035(d)	350,000	328,355
Home Equity Mortgage Trust
2004-5, 1.799%, 02/25/2035(d)	85,809	81,587
HSI Asset Securitization Trust
2006-OPT2, 0.589%, 01/25/2036(d)	390,000	323,356
IndyMac Residential Asset Backed Trust
M-3, 0.689%, 08/25/2035(d)	175,000	160,847

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2015 (Continued)

	Principal Amount	Value
JP Morgan Mortgage Acquisition Trust
2006-CW1, 0.349%, 05/25/2036(d)	$125,713	$124,913
2007-CH1, 0.479%, 11/25/2036(d)	210,000	181,731
Long Beach Mortgage Loan Trust
2005-1, 1.069%, 02/25/2035(d)	185,000	169,695
MASTR Asset Backed Securities Trust
2006-HE1, 0.489%, 01/25/2036(d)	330,000	317,600
Morgan Stanley ABS Capital I, Inc. Trust
2005-HE3, 1.174%, 07/25/2035(d)	392,010	350,878
Morgan Stanley Dean Witter Capital I, Inc. Trust
2002-AM2, 1.324%, 05/25/2032(d)	169,206	161,002
New Century Home Equity Loan Trust
2005-B, 0.599%, 10/25/2035(d)	200,000	188,579
Newcastle Mortgage Securities Trust
A-4, 0.479%, 03/25/2036(d)	153,211	150,131
Nissan Master Owner Trust
2013-A, 0.498%, 02/15/2018(d)	330,000	329,843
OnDeck Asset Securitization Trust LLC
2014-1, 3.150%, 05/17/2018(a)	205,000	205,000
OneMain Financial Issuance Trust
A, 2.430%, 06/18/2024(a)	335,000	339,111
A, 2.470%, 09/18/2024(a)	175,000	175,781
A, 2.570%, 07/18/2025(a)	500,000	500,528
A, 3.190%, 03/18/2026(a)	255,000	258,008
Prestige Auto Receivables Trust
B, 1.910%, 04/15/2020(a)	115,000	115,491
RAMP Trust
2005-RZ1, 0.829%, 10/25/2034(d)	232,064	209,435
2005-RZ2, 0.759%, 03/25/2035(d)	330,000	294,061
2005-RS7, 0.699%, 07/25/2035(d)	380,000	352,582
2006-RZ1, 0.599%, 03/25/2036(d)	330,000	300,894
RASC Trust
2005-KS6, 0.849%, 07/25/2035(d)	325,000	280,495
2005-KS12, 0.659%, 01/25/2036(d)	390,000	334,179
Santander Drive Auto Receivables Trust
2013-3, 1.810%, 04/15/2019	85,000	85,147
2013-5, 2.250%, 06/17/2019	315,000	317,607
2014-2, 2.330%, 11/15/2019	195,000	196,069
2013-4, 3.250%, 01/15/2020	375,000	382,112
2014-1, 2.360%, 04/15/2020	305,000	307,150
2014-3, 2.130%, 08/17/2020	285,000	286,528
SoFi Professional Loan Program
A-1, 1.799%, 06/25/2025(a)(d)	130,081	131,736
Soundview Home Loan Trust
2005-OPT1, 0.874%, 06/25/2035(d)	450,000	399,701
2005-OPT3, 0.669%, 11/25/2035(d)	260,000	218,911
2006-1, 0.499%, 02/25/2036(d)	280,000	248,898
2005-4, 0.669%, 03/25/2036(d)	495,000	422,860
Springleaf Funding Trust
2015-A, 3.160%, 11/15/2024(a)	335,000	338,084
Structured Asset Investment Loan Trust
2004-6, 0.999%, 07/25/2034(d)	250,907	238,239
2005-3, 0.859%, 04/25/2035(d)	359,000	337,928

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2015 (Continued)

	Principal Amount	Value
Structured Asset Securities Corp. Mortgage Loan Trust
M3, 0.719%, 02/25/2035(d)	$440,000	$389,165
M3, 0.629%, 05/25/2035(d)	155,000	150,936
A4, 0.359%, 04/25/2036(d)	157,212	149,762
Synchrony Credit Card Master Note Trust
A, 1.610%, 11/15/2020	425,000	426,023
TAL Advantage V LLC
2013-2, 3.550%, 11/20/2038(a)	251,625	252,800
2014-1, 3.510%, 02/20/2039(a)	141,100	141,925
2014-2, 3.330%, 05/20/2039(a)	156,353	158,244
Textainer Marine III Ltd.
2014-1, 3.270%, 10/20/2039(a)	128,333	129,169
Trinity Rail Leasing
2013-1, 3.898%, 07/15/2043(a)	113,496	114,381
United Airlines Pass Through Trust
A, 6.636%, 01/02/2024	268,757	285,218
United Auto Credit Securities Trust
C, 2.250%, 06/17/2019(a)	115,000	115,643
US Airways Pass Through Trust
2012-2, 4.625%, 12/03/2026	116,859	121,095
VFC LLC
2014-2, 2.750%, 07/22/2030(a)	119,772	119,763
Westlake Auto Receivables Trust
B, 1.240%, 11/15/2019(a)	110,000	110,004
C, 1.700%, 11/15/2019(a)	175,000	174,698
World Financial Network Credit Card Mortgage Trust
A, 0.578%, 12/15/2019(d)	335,000	333,891

Total Asset-Backed Securities (Cost $26,262,120)		26,680,947

Corporate Bonds—19.90%
Beverage and Tobacco Product Manufacturing—0.58%
Altria Group, Inc.
4.000%, 01/31/2024	110,000	112,035
9.950%, 11/10/2038	177,000	283,544
Reynolds American, Inc.
5.700%, 08/15/2035	150,000	159,276
7.250%, 06/15/2037	45,000	54,418
4.750%, 11/01/2042	150,000	139,884
5.850%, 08/15/2045	467,000	504,701

		1,253,858

Broadcasting (except Internet)—0.17%
CBS Corp.
4.600%, 01/15/2045	185,000	161,028
Sirius XM Radio, Inc.
5.375%, 04/15/2025(a)	70,000	69,300
Viacom, Inc.
5.850%, 09/01/2043	145,000	133,508

		363,836

Building Material and Garden Equipment and Supplies Dealers—0.21%
Home Depot, Inc.
2.625%, 06/01/2022	455,000	447,955

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2015 (Continued)

	Principal Amount	Value
Chemical Manufacturing—0.68%
AbbVie, Inc.
3.200%, 11/06/2022	$45,000	$44,550
3.600%, 05/14/2025	420,000	414,317
Dow Chemical Co.
4.625%, 10/01/2044	40,000	37,389
Eastman Chemical Co.
4.650%, 10/15/2044	500,000	473,561
Merck & Co., Inc.
2.350%, 02/10/2022	350,000	341,734
Monsanto Co.
4.700%, 07/15/2064	180,000	156,910

		1,468,461

Clothing and Clothing Accessories Stores—0.05%
Men’s Wearhouse, Inc.
7.000%, 07/01/2022	110,000	116,600

Computer and Electronic Product Manufacturing—0.16%
CommScope, Inc.
4.375%, 06/15/2020(a)	70,000	70,788
Hewlett Packard Co.
4.300%, 06/01/2021	100,000	104,218
L-3 Communications Corp.
3.950%, 11/15/2016	160,000	164,176

		339,182

Credit Intermediation and Related Activities—3.72%
Ally Financial, Inc.
3.500%, 07/18/2016	80,000	81,000
3.250%, 09/29/2017	90,000	90,225
3.250%, 02/13/2018	390,000	388,538
Bank of America Corp.
1.154%, 04/01/2019(d)	320,000	320,591
3.300%, 01/11/2023	465,000	459,014
4.200%, 08/26/2024	115,000	114,280
4.000%, 01/22/2025	435,000	426,491
3.950%, 04/21/2025	135,000	130,943
Capital One Bank USA NA
3.375%, 02/15/2023	610,000	581,091
Citigroup, Inc.
0.985%, 04/27/2018(d)	775,000	773,427
4.050%, 07/30/2022	65,000	66,667
3.875%, 03/26/2025	375,000	363,066
4.300%, 11/20/2026	205,000	203,850
8.125%, 07/15/2039	190,000	276,631
6.300%, 12/29/2049(d)	215,000	208,819
Discover Financial Services
3.750%, 03/04/2025	185,000	175,927
Ford Motor Credit Co. LLC
1.700%, 05/09/2016	200,000	200,595
1.724%, 12/06/2017	400,000	396,565
1.223%, 01/09/2018(d)	300,000	299,529
3.157%, 08/04/2020	300,000	300,574

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2015 (Continued)

	Principal Amount	Value
General Electric Capital Corp.
5.250%, 06/29/2049(d)	$315,000	$320,749
General Motors Financial Co., Inc.
4.750%, 08/15/2017	35,000	36,308
3.500%, 07/10/2019	145,000	146,308
HSBC Bank USA, N.A.
4.875%, 08/24/2020	480,000	526,417
JPMorgan Chase & Co.
3.875%, 09/10/2024	265,000	261,527
Regions Bank
2.250%, 09/14/2018	250,000	250,096
Wells Fargo & Co.
4.100%, 06/03/2026	505,000	508,121
Wells Fargo Capital X
5.950%, 12/01/2086(d)	165,000	166,650

		8,073,999

Diversified Financials—1.78%
American Express Co.
5.200%, 05/29/2049(d)	190,000	188,907
4.900%, 12/29/2049(d)	340,000	329,375
Bank of America Corp.
6.250%, 09/29/2049(d)	175,000	173,469
6.100%, 12/29/2049(d)	190,000	185,725
Capital One Financial Co.
5.550%, 12/29/2049(d)	460,000	458,132
Citigroup, Inc.
5.800%, 11/29/2049(d)	325,000	322,459
Education Realty Operating Partnership, LP
4.600%, 12/01/2024	315,000	318,400
EMD Finance LLC
2.400%, 03/19/2020(a)	1,150,000	1,140,410
MetLife, Inc.
5.250%, 12/29/2049(d)	370,000	369,075
Morgan Stanley
5.550%, 12/29/2049(d)	385,000	385,000

		3,870,952

Educational Services—0.04%
The George Washinton University
3.485%, 09/15/2022	75,000	76,871

Food Manufacturing—0.39%
H.J. Heinz Co.
3.500%, 07/15/2022(a)	365,000	368,991
5.200%, 07/15/2045(a)	445,000	469,507

		838,498

Funds, Trusts, and Other Financial Vehicles—0.67%
Glencore Funding LLC
2.875%, 04/16/2020(a)	615,000	568,368
4.000%, 04/16/2025(a)	325,000	273,448
Omega Healthcare Investors, Inc.
4.500%, 01/15/2025	545,000	536,973

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2015 (Continued)

	Principal Amount	Value
Sabra Health Care LP
5.375%, 06/01/2023	$65,000	$67,600

		1,446,389

Insurance Carriers and Related Activities—0.85%
Aflac, Inc.
2.400%, 03/16/2020	260,000	260,434
Fidelity & Guaranty Life Holdings, Inc.
6.375%, 04/01/2021(a)	165,000	172,425
Prudential Financial, Inc.
5.200%, 03/15/2044(d)	555,000	545,288
5.375%, 05/15/2045(d)	310,000	306,996
Voya Financial, Inc.
5.650%, 05/15/2053(d)	335,000	340,025
WellPoint, Inc.
4.650%, 01/15/2043	240,000	226,437

		1,851,605

Machinery Manufacturing—0.03%
Seventy Seven Operating LLC
6.625%, 11/15/2019	105,000	69,825

Merchant Wholesalers, Durable Goods—0.18%
Xerox Corp.
3.500%, 08/20/2020	400,000	399,322

Mining (except Oil and Gas)—0.26%
Freeport-McMoRan, Inc.
4.550%, 11/14/2024	730,000	567,119

Miscellaneous Manufacturing—0.06%
Boston Scientific Corp.
2.650%, 10/01/2018	125,000	125,950

Nonstore Retailers—0.07%
Suburban Propane Partners, L.P.
5.750%, 03/01/2025	160,000	154,000

Oil and Gas Extraction—1.72%
Anadarko Petroleum Corp.
5.950%, 09/15/2016	240,000	250,494
Apache Corp.
4.750%, 04/15/2043	80,000	73,197
Chesapeake Energy Corp.
3.539%, 04/15/2019(d)	50,000	37,375
Continental Resources, Inc.
5.000%, 09/15/2022	642,000	582,615
Devon Energy Corp.
5.000%, 06/15/2045	407,000	389,964
Enterprise Products Operating LLC
4.850%, 03/15/2044	208,000	188,231
4.950%, 10/15/2054	75,000	64,300
Noble Energy, Inc.
4.150%, 12/15/2021	560,000	557,800
6.000%, 03/01/2041	40,000	39,151

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2015 (Continued)

	Principal Amount	Value
Phillips 66
4.300%, 04/01/2022	$215,000	$224,864
4.650%, 11/15/2034	418,000	409,331
5.875%, 05/01/2042	110,000	119,052
Plains All American Pipeline LP
4.650%, 10/15/2025	410,000	413,420
Williams Partners LP
3.600%, 03/15/2022	415,000	393,454

		3,743,248

Petroleum and Coal Products Manufacturing—0.14%
Marathon Petroleum Corp.
5.000%, 09/15/2054	250,000	219,682
Phillips 66 Partners LP
3.605%, 02/15/2025	95,000	84,954

		304,636

Pipeline Transportation—0.68%
Crestwood Midstream Partners LP
6.250%, 04/01/2023(a)	110,000	100,100
Energy Transfer Partners LP
4.150%, 10/01/2020	250,000	252,111
6.500%, 02/01/2042	200,000	198,334
Kinder Morgan Energy Partners LP
4.250%, 09/01/2024	365,000	334,253
6.500%, 09/01/2039	325,000	312,945
5.500%, 03/01/2044	190,000	163,013
Williams Partners LP
5.400%, 03/04/2044	145,000	123,330

		1,484,086

Publishing Industries (except Internet)—0.23%
Gannett Co, Inc.
5.500%, 09/15/2024(a)	175,000	173,687
McGraw-Hill Financial, Inc.
3.300%, 08/14/2020(a)	131,000	131,758
4.000%, 06/15/2025(a)	195,000	189,144

		494,589

Real Estate—1.33%
American Tower Corp.
2.800%, 06/01/2020	670,000	662,895
Corporate Office Properties LP
3.700%, 06/15/2021	555,000	547,363
Digital Realty Trust, L.P.
3.950%, 07/01/2022	1,010,000	1,013,147
EPR Properties
5.750%, 08/15/2022	225,000	235,256
Ventas Realty LP
2.700%, 04/01/2020	430,000	426,284

		2,884,945

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2015 (Continued)

	Principal Amount	Value
Rental and Leasing Services—0.13%
Air Lease Corp.
3.375%, 01/15/2019	$60,000	$60,600
3.875%, 04/01/2021	110,000	111,375
United Rentals North America, Inc
5.500%, 07/15/2025	120,000	116,250

		288,225

Securities, Commodity Contracts, and Other Financial Investments and Related Activities—2.11%
JPMorgan Chase & Co.
1.350%, 02/15/2017	355,000	354,705
6.000%, 12/29/2049(d)	320,000	317,600
Morgan Stanley
3.750%, 02/25/2023	230,000	233,375
4.350%, 09/08/2026	260,000	260,280
3.950%, 04/23/2027	705,000	672,986
4.300%, 01/27/2045	165,000	156,079
5.450%, 12/29/2049(d)	450,000	447,187
The Goldman Sachs Group, Inc.
0.999%, 05/22/2017(d)	405,000	404,913
2.375%, 01/22/2018	290,000	292,879
2.600%, 04/23/2020	335,000	334,302
1.925%, 11/29/2023(d)	275,000	281,027
5.150%, 05/22/2045	395,000	391,956
5.700%, 12/29/2049(d)	440,000	443,300

		4,590,589

Support Activities for Mining—0.05%
Targa Resource Partners LP/Targa Resources
5.000%, 01/15/2018(a)	105,000	104,475

Telecommunications—2.87%
AT&T, Inc.
2.400%, 08/15/2016	500,000	506,012
3.900%, 03/11/2024	345,000	345,040
3.400%, 05/15/2025	710,000	678,000
4.500%, 05/15/2035	185,000	170,508
5.350%, 09/01/2040	445,000	438,652
4.750%, 05/15/2046	175,000	160,130
Charter Communications
4.908%, 07/23/2025(a)	425,000	421,613
6.484%, 10/23/2045(a)	1,275,000	1,300,426
Qwest Corp.
6.750%, 12/01/2021	365,000	396,937
Verizon Communications, Inc.
2.625%, 02/21/2020	466,000	466,901
6.550%, 09/15/2043	264,000	313,798
5.012%, 08/21/2054	262,000	240,842
4.672%, 03/15/2055	925,000	804,846

		6,243,705

Transportation Equipment Manufacturing—0.10%
Meritor, Inc.
6.250%, 02/15/2024	235,000	228,831

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2015 (Continued)

	Principal Amount	Value
Utilities—0.64%
Dynergy, Inc.
6.750%, 11/01/2019	$35,000	$36,466
7.375%, 11/01/2022	30,000	31,200
7.625%, 11/01/2024	55,000	57,519
Exelon Corp.
5.100%, 06/15/2045	300,000	300,119
Kinder Morgan, Inc.
4.300%, 06/01/2025	335,000	309,731
5.550%, 06/01/2045	570,000	490,621
Sabine Pass Liquefaction, LLC
5.625%, 03/01/2025(a)	175,000	169,859

		1,395,515

Total Corporate Bonds (Cost $44,116,069)		43,227,266

Foreign Corporate Bonds—7.39%
ABN AMRO Bank NV
0.742%, 06/06/2016(a)(d)	305,000	305,079
4.750%, 07/28/2025(a)	380,000	381,332
Actavis Funding SCS
3.450%, 03/15/2022	1,006,000	984,339
3.850%, 06/15/2024	211,000	206,050
3.800%, 03/15/2025	145,000	140,605
4.850%, 06/15/2044	222,000	203,812
Aircastle Ltd.
6.750%, 04/15/2017	105,000	111,038
Bank of Montreal
1.950%, 01/30/2017(a)	250,000	253,292
Barclays Bank PLC
10.180%, 06/12/2021(a)	710,000	939,575
Barclays PLC
3.650%, 03/16/2025	200,000	190,410
5.250%, 08/17/2045	240,000	241,613
Barrick Gold Corp.
4.100%, 05/01/2023	203,000	179,795
BBVA Banco Continental SA
3.250%, 04/08/2018(a)	120,000	122,100
Canadian Imperial Bank of Commerce
2.750%, 01/27/2016(a)	455,000	458,981
Cogeco Cable, Inc.
4.875%, 05/01/2020(a)	85,000	87,180
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.950%, 11/09/2022	250,000	249,791
Credit Suisse New York Branch
1.700%, 04/27/2018	600,000	596,217
Deutsche Bank AG
4.500%, 04/01/2025	380,000	368,567
Danske Bank A/S
3.875%, 04/14/2016(a)	200,000	203,592
Ecopetrol SA
5.375%, 06/26/2026	255,000	238,361
5.875%, 05/28/2045	120,000	97,200

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2015 (Continued)

	Principal Amount	Value
Electricite de France SA
5.625%, 12/29/2049(a)(d)	$420,000	$428,925
Ensco PLC
4.700%, 03/15/2021	180,000	165,094
4.500%, 10/01/2024	149,000	126,734
5.200%, 03/15/2025	110,000	98,581
5.750%, 10/01/2044	420,000	318,201
Fermaca Enterprises S de RL de CV
6.375%, 03/30/2038(a)	198,547	191,598
FLY Leasing LTD
6.375%, 10/15/2021	200,000	205,000
Grupo Bimbo SAB de CV
4.875%, 06/27/2044(a)	250,000	226,620
HSBC Holdings PLC
4.000%, 03/30/2022	220,000	228,548
5.250%, 03/14/2044	200,000	204,830
5.625%, 12/29/2049(d)	230,000	228,586
ING Group NV
6.500%, 12/31/2049(d)	255,000	245,916
Inmarsat Finance PLC
4.875%, 05/15/2022(a)	110,000	107,184
Lloyds Bank PLC
2.350%, 09/05/2019	410,000	411,023
London UBS AG
2.250%, 03/30/2017(a)	260,000	264,567
LYB International Finance BV
4.875%, 03/15/2044	170,000	163,385
Norddeutsche Landesbank Girozentrale
0.875%, 10/16/2015(a)	200,000	199,464
2.000%, 02/05/2019(a)	200,000	202,024
Petrobras Global Finance BV
3.000%, 01/15/2019	180,000	157,246
6.850%, 06/05/2115	290,000	218,921
Petróleos Mexicanos
4.500%, 01/23/2026(a)	75,000	71,441
Rio Tinto Finance USA PLC
3.500%, 03/22/2022	370,000	369,447
Royal Bank of Canada
0.625%, 12/05/2016	655,000	655,027
Seagate HDD Cayman
4.750%, 06/01/2023	400,000	388,702
4.875%, 06/01/2027(a)	245,000	226,448
Signet UK Finance PLC
4.700%, 06/15/2024(e)	95,000	95,960
SpareBank 1 Boligkreditt AS
1.750%, 11/15/2019(a)	495,000	494,057
Standard Chartered PLC
1.700%, 04/17/2018(a)	485,000	480,538
5.200%, 01/26/2024(a)	250,000	258,944
Suncor Energy, Inc.
6.500%, 06/15/2038	135,000	160,054
Teck Resources Ltd.
6.250%, 07/15/2041	80,000	53,936

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2015 (Continued)

	Principal Amount		Value
Telecom Italia SpA
5.303%, 05/30/2024(a)	$200,000		$202,250
Tesco PLC
6.150%, 11/15/2037(a)	100,000		97,581
The Bank of Nova Scotia
2.150%, 08/03/2016(a)	280,000		283,568
TransCanada Trust
5.625%, 05/20/2075(d)	455,000		437,427
UBS AG
1.375%, 06/01/2017	265,000		263,812
Vale Overseas Ltd.
4.375%, 01/11/2022	350,000		325,430
Vale SA
5.625%, 09/11/2042	125,000		96,400
VRX Escrow Corp.
5.875%, 05/15/2023(a)	70,000		71,575
6.125%, 04/15/2025(a)	60,000		61,950

Total Foreign Corporate Bonds (Cost $16,527,123)			16,045,923

Foreign Government Agency Issues—0.25%
FMS Wertmanagement AoeR
1.625%, 11/20/2018	315,000		317,957
Province of Manitoba, Canada
9.625%, 12/01/2018	60,000		74,552
Province of New Brunswick, Canada
2.750%, 06/15/2018	140,000		145,208

Total Foreign Government Agency Issues (Cost $529,296)			537,717

Foreign Government Notes/Bonds—0.38%
Costa Rica Government
7.158%, 03/12/2045(a)	400,000		377,000
Mexico Bonos
8.000%, 06/11/2020	6,715,000	(f)	448,783

Total Foreign Government Notes/Bonds (Cost $961,533)			825,783

Mortgage-Backed Securities—16.74%
BAMLL Commercial Mortgage Securities Trust
2014-ICTS, 0.998%, 06/15/2028(a)(d)	145,000		144,775
Bank of America Commercial Mortgage Trust
2006-6, 5.356%, 10/10/2045	150,000		153,157
2006-5, 5.414%, 09/10/2047	297,304		304,216
Bear Stearns Commerical Mortgage Securities Trust
A-4, 5.331%, 02/11/2044	59,045		61,764
Citigroup Commercial Mortgage Trust
C, 1.598%, 06/16/2033(a)(d)	150,000		149,307
Citigroup Commerical Mortgage Trust
2014-GC25, 1.247%, 10/11/2047(c)(d)	1,592,070		120,704
2015-GC27, 1.597%, 02/12/2048(c)(d)	1,210,670		119,154
COMM Mortgage Trust
2014-TWC, 1.037%, 02/13/2032(a)(d)	140,000		139,540
2014-SAVA, 1.348%, 06/15/2034(a)(d)	174,867		174,543
2013-LC6, 0.499%, 01/12/2046(a)(c)(d)	2,000,000		53,750
2013-CCRE6, 0.772%, 03/12/2046(a)(c)(d)	1,500,000		60,918
2013-CCRE12, 1.571%, 10/15/2046(c)(d)	933,815		71,460

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2015 (Continued)

	Principal Amount	Value
2014-CCRE16, 1.421%, 04/12/2047(c)(d)	$1,775,813	$121,701
2014-LC15, 1.568%, 04/12/2047(c)(d)	2,047,257	155,265
2014-CCRE17, 1.358%, 05/10/2047(c)(d)	1,485,024	102,253
2014-UBS3, 1.509%, 06/12/2047(c)(d)	1,161,893	91,460
2014-UBS6, 1.088%, 12/10/2047(c)(d)	1,966,114	128,298
2015-LC21, 3.708%, 07/10/2048	100,000	102,996
Commercial Mortgage Loan Trust
2008-LS1, 6.238%, 12/10/2049(d)	146,200	154,328
Commercial Mortgage Trust
2007-GG9, 5.444%, 03/10/2039	192,453	200,962
Credit Suisse Commercial Mortgage Trust
2007-C2, 5.542%, 01/15/2049(d)	160,000	167,428
CSAIL Commercial Mortgage Loan Trust
2015-C2, 1.051%, 06/15/2057(c)(d)	1,745,331	106,038
CSMC Trust
2014-ICE, 1.398%, 04/15/2027(a)(d)	100,000	99,510
2014-ICE, 1.748%, 04/15/2027(a)(d)	100,000	99,609
Fannie Mae- Aces
2014-M8, 0.450%, 05/25/2018(d)	115,124	115,255
2012-M14, 0.614%, 09/25/2022(c)(d)	3,267,878	88,015
2014-M8, 0.542%, 06/25/2024(c)(d)	3,217,297	94,687
Fannie Mae Pool
5.000%, 01/01/2017	30,181	31,433
5.000%, 12/01/2021	53,301	55,554
5.500%, 08/01/2023	130,567	146,063
5.000%, 07/01/2024	21,011	23,165
5.500%, 02/01/2028	14,817	16,696
5.000%, 04/01/2029	32,100	35,391
4.500%, 06/01/2029	19,550	21,185
3.000%, 08/01/2029	104,145	108,243
3.000%, 12/01/2029	90,861	94,436
3.000%, 02/01/2030	95,538	99,466
3.000%, 02/01/2030	119,831	124,745
5.000%, 03/01/2030	36,217	39,948
3.000%, 05/01/2030	122,202	127,010
5.000%, 06/01/2033	30,635	33,928
5.000%, 11/01/2033	19,851	22,007
5.000%, 08/01/2034	95,039	105,369
5.500%, 11/01/2034	208,289	235,074
5.000%, 05/01/2035	29,089	32,128
5.000%, 07/01/2035	87,316	96,865
5.000%, 10/01/2035	89,328	98,583
5.500%, 10/01/2035	144,829	162,439
5.500%, 10/01/2035	43,380	48,810
5.500%, 06/01/2036	63,133	70,649
6.000%, 09/01/2036	7,404	8,387
6.104%, 09/01/2036(d)	27,084	28,995
6.000%, 03/01/2037	31,502	35,627
5.500%, 05/01/2037	50,540	56,535
5.500%, 07/01/2037	126,230	141,154
5.500%, 09/01/2037	4,726	5,289
5.500%, 12/01/2037	26,266	29,378
5.500%, 12/01/2037	7,991	8,936
5.500%, 01/01/2038	73,296	81,962

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2015 (Continued)

	Principal Amount	Value
5.000%, 02/01/2038	$43,839	$48,385
5.000%, 03/01/2038	45,169	49,799
5.000%, 04/01/2038	42,392	46,738
5.500%, 04/01/2038	96,088	107,448
5.000%, 05/01/2038	93,292	102,856
6.000%, 05/01/2038	11,986	13,534
6.000%, 05/01/2038	61,441	69,526
5.000%, 12/01/2038	28,643	31,700
5.000%, 01/01/2039	66,983	73,850
5.000%, 01/01/2039	88,644	97,731
5.000%, 03/01/2039	33,545	36,984
5.500%, 05/01/2039	237,210	265,430
5.000%, 07/01/2039	54,759	60,373
4.500%, 03/01/2040	72,534	78,881
4.500%, 03/01/2040	107,908	117,281
4.500%, 05/01/2040	181,986	197,921
5.000%, 07/01/2040	29,447	32,768
4.500%, 08/01/2040	163,364	177,535
4.500%, 08/01/2040	186,094	202,212
4.500%, 08/01/2040	14,657	15,941
4.500%, 09/01/2040	1,776	1,931
3.500%, 11/01/2040	70,362	73,082
4.500%, 12/01/2040	37,565	40,844
4.000%, 02/01/2041	121,722	130,853
4.500%, 02/01/2041	128,726	139,984
4.500%, 03/01/2041	1,167,577	1,269,409
4.000%, 04/01/2041	24,424	26,264
4.500%, 04/01/2041	57,834	62,852
5.000%, 04/01/2041	27,242	30,123
5.000%, 04/01/2041	38,775	42,816
4.500%, 06/01/2041	684,461	743,967
4.500%, 07/01/2041	112,726	122,235
4.500%, 08/01/2041	143,386	155,757
5.000%, 08/01/2041	239,681	264,253
5.000%, 08/01/2041	157,051	173,756
5.500%, 09/01/2041	60,087	67,191
4.500%, 10/01/2041	1,109,668	1,207,773
4.500%, 11/01/2041	32,309	35,056
3.500%, 12/01/2041	75,291	78,318
3.500%, 12/01/2041	27,079	28,168
4.000%, 01/01/2042	62,864	67,173
3.500%, 03/01/2042	38,798	40,350
4.000%, 03/01/2042	184,501	197,101
4.000%, 03/01/2042	149,196	159,353
3.500%, 04/01/2042	103,712	107,877
3.500%, 04/01/2042	54,525	56,716
3.500%, 04/01/2042	119,224	124,016
4.500%, 04/01/2042	170,337	185,226
3.230%, 06/01/2042(d)	91,857	95,835
4.000%, 07/01/2042	624,488	664,737
3.000%, 01/01/2043	50,253	50,782
3.500%, 01/01/2043	80,804	84,039
3.500%, 01/01/2043	109,800	114,202
3.500%, 02/01/2043	56,467	58,725

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2015 (Continued)

	Principal Amount	Value
3.000%, 04/01/2043	$63,302	$63,938
3.000%, 04/01/2043	524,499	529,776
3.500%, 04/01/2043	141,619	147,679
3.500%, 04/01/2043	44,381	46,309
3.500%, 04/01/2043	58,707	61,069
3.000%, 05/01/2043	88,654	89,544
3.000%, 05/01/2043	64,254	64,900
3.500%, 05/01/2043	189,484	197,022
3.000%, 06/01/2043	21,762	21,971
3.000%, 06/01/2043	296,557	299,434
3.000%, 07/01/2043	4,409	4,450
3.000%, 07/01/2043	35,131	35,463
3.000%, 07/01/2043	79,238	79,973
3.000%, 08/01/2043	35,824	36,157
3.000%, 08/01/2043	211,749	213,712
3.000%, 08/01/2043	316,028	319,003
3.500%, 08/01/2043	97,900	102,709
3.500%, 08/01/2043	120,192	125,078
4.000%, 08/01/2043	328,674	351,493
4.000%, 09/01/2043	143,021	152,951
4.000%, 09/01/2043	161,680	173,798
4.000%, 09/01/2043	150,957	162,411
4.500%, 09/01/2043	61,573	66,733
5.000%, 09/01/2043	33,400	36,824
3.500%, 10/01/2043	83,548	86,862
4.500%, 10/01/2043	279,279	303,520
4.000%, 11/01/2043	150,910	161,387
4.000%, 11/01/2043	126,378	134,726
4.500%, 11/01/2043	62,387	67,646
5.000%, 11/01/2043	50,509	55,687
4.500%, 12/01/2043	83,567	90,793
4.500%, 12/01/2043	102,052	110,692
4.500%, 12/01/2043	137,290	149,262
4.000%, 01/01/2044	84,599	90,473
4.500%, 01/01/2044	86,568	94,093
4.000%, 04/01/2044	89,371	95,306
4.500%, 04/01/2044	48,043	52,081
4.000%, 05/01/2044	76,467	81,545
4.500%, 05/01/2044	28,980	31,444
4.500%, 06/01/2044	141,252	153,118
4.500%, 06/01/2044	89,154	97,304
4.500%, 08/01/2044	67,531	73,415
4.500%, 08/01/2044	81,552	88,700
4.000%, 10/01/2044	71,685	76,445
4.000%, 10/01/2044	89,276	95,199
4.000%, 10/01/2044	109,551	116,826
4.000%, 10/01/2044	130,152	138,796
4.500%, 10/01/2044	109,942	119,650
4.500%, 11/01/2044	250,350	272,381
3.500%, 12/01/2044	311,793	324,492
4.000%, 01/01/2045	140,773	150,122
4.000%, 01/01/2045	142,052	151,486
4.000%, 02/01/2045	215,861	230,198
4.000%, 03/01/2045	166,098	177,129

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2015 (Continued)

	Principal Amount	Value
3.000%, 05/01/2045	$74,578	$75,109
3.500%, 06/01/2045	124,122	129,250
3.500%, 07/01/2045	124,685	129,570
4.000%, 07/01/2045	174,753	186,359
Fannie Mae REMICS
5.500%, 12/25/2026(c)	41,676	1,790
2.500%, 10/25/2041	166,107	142,288
FHLMC Multifamily Structured Pass Through Certificates
K-GRP, 0.567%, 04/25/2020(d)	186,513	186,698
K-038, 1.352%, 03/25/2024(c)(d)	1,812,207	146,748
FHLMC PC
4.500%, 08/01/2040	29,159	31,677
4.500%, 02/01/2044	48,926	53,046
4.500%, 05/01/2044	34,857	37,811
4.000%, 08/01/2044	241,041	256,643
4.000%, 11/01/2044	168,041	178,737
3.500%, 03/01/2045	95,639	99,323
3.500%, 04/01/2045	157,317	163,085
4.000%, 04/01/2045	170,942	181,765
FHLMC Structured Pass Through Securities
A-6, 0.591%, 11/25/2028(d)	3,342	3,322
Freddie Mac Gold Pool
5.000%, 04/01/2023	2,285	2,475
5.500%, 12/01/2027	10,601	11,800
3.500%, 01/01/2029	98,422	103,675
5.000%, 02/01/2035	6,364	7,036
5.500%, 05/01/2035	60,925	68,231
5.000%, 08/01/2035	5,396	5,954
5.500%, 09/01/2037	2,716	3,022
5.500%, 10/01/2037	2,591	2,882
5.500%, 02/01/2038	3,500	3,894
5.500%, 07/01/2038	9,086	10,108
5.500%, 07/01/2038	18,340	20,410
5.500%, 09/01/2038	41,715	46,411
5.500%, 10/01/2038	12,882	14,335
6.000%, 10/01/2038	7,042	7,951
5.000%, 01/01/2039	43,597	47,825
4.500%, 05/01/2039	103,043	111,779
4.500%, 05/01/2039	166,450	180,144
4.000%, 10/01/2040	57,506	61,224
4.000%, 02/01/2041	247,257	263,243
4.500%, 04/01/2041	96,649	105,077
4.500%, 04/01/2041	22,015	23,938
4.500%, 05/01/2041	155,629	169,076
5.000%, 05/01/2041	34,985	38,517
4.500%, 07/01/2041	93,619	101,798
4.000%, 10/01/2041	40,879	43,609
4.000%, 12/01/2041	350,495	372,929
3.500%, 06/01/2042	59,973	62,372
3.500%, 07/01/2042	63,134	65,652
3.500%, 08/01/2042	82,885	86,198
3.500%, 09/01/2042	104,698	108,886
3.000%, 01/01/2043	148,200	149,478
3.500%, 05/01/2043	63,144	65,544

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2015 (Continued)

	Principal Amount	Value
3.500%, 08/01/2043	$62,231	$64,648
3.500%, 08/01/2043	124,078	128,757
3.500%, 08/01/2043	88,629	92,379
3.500%, 08/01/2043	61,769	64,515
4.000%, 10/01/2043	84,786	90,357
4.500%, 10/01/2043	64,462	69,941
4.000%, 11/01/2043	130,536	138,680
4.500%, 11/01/2043	27,682	29,995
4.500%, 11/01/2043	16,880	18,306
4.500%, 12/01/2043	207,506	225,827
4.500%, 03/01/2044	51,697	56,038
4.000%, 05/01/2044	22,420	23,929
4.500%, 05/01/2044	51,956	56,268
4.500%, 06/01/2044	82,150	89,828
4.500%, 07/01/2044	103,009	111,627
4.000%, 08/01/2044	61,819	65,676
4.000%, 12/01/2044	91,182	96,873
3.500%, 02/01/2045	105,923	109,806
4.000%, 02/01/2045	94,909	100,884
4.000%, 03/01/2045	144,532	153,658
Freddie Mac Non Gold Pool
2.500%, 05/01/2036(d)	73,480	78,630
2.173%, 11/01/2036(d)	43,930	46,966
2.211%, 02/01/2037(d)	55,153	58,537
Freddie Mac REMICS
4170, 3.000%, 05/15/2032(c)	348,092	35,232
4149, 3.000%, 01/15/2033(c)	264,217	34,629
4357, 3.000%, 10/15/2042	105,892	108,361
FREMF Mortgage Trust
2011-K702, 4.931%, 04/25/2044(a)(d)	35,000	37,198
2012-KF01, 2.787%, 10/25/2044(a)(d)	320,000	324,207
2012-K706, 4.167%, 11/25/2044(a)(d)	190,000	198,961
2013-K712, 3.484%, 05/25/2045(a)(d)	165,000	168,315
2012-K711, 3.684%, 08/25/2045(a)(d)	250,000	259,226
2013-KF02, 3.191%, 12/25/2045(a)(d)	152,840	157,624
2014-K38, 4.377%, 06/25/2047(a)(d)	115,000	117,663
2015-K718, 3.669%, 02/25/2048(a)(d)	580,000	577,685
Government National Mortgage Association
2011-35, 4.500%, 12/16/2037(c)	67,346	1,811
2014-20, 5.897%, 02/20/2044(c)(d)	616,989	104,751
2014-43, 4.000%, 03/20/2044	216,932	233,787
2011-147, 1.025%, 10/16/2044(c)(d)	2,235,706	106,543
2014-47, 1.214%, 02/16/2048(c)(d)	1,028,456	69,880
2102-78, 0.812%, 06/16/2052(c)(d)	1,723,850	91,727
2012-70, 0.763%, 08/16/2052(c)(d)	675,700	33,498
2012-135, 0.791%, 01/16/2053(c)(d)	2,073,736	119,414
2012-107, 0.615%, 12/16/2053(c)(d)	1,623,373	83,521
2012-152, 0.755%, 01/16/2054(c)(d)	957,493	58,396
2012-147, 2.587%, 04/16/2054(d)	182,773	188,285
2014-92, 0.667%, 05/16/2054(c)(d)	868,002	45,275
2012-132, 1.084%, 06/16/2054(c)(d)	228,583	14,493
2014-45, 0.844%, 07/16/2054(c)(d)	1,134,502	74,852
2014-75, 0.864%, 08/16/2054(c)(d)	4,778,373	281,159
2014-155, 1.344%, 08/16/2055(c)(d)	1,187,902	105,049

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2015 (Continued)

	Principal Amount	Value
GP Portfolio Trust
2014-GPP, 1.138%, 02/16/2027(a)(d)	$226,923	$226,748
Greenwich Capital Commercial Funding Corp.
A-4, 5.736%, 12/10/2049	119,458	125,880
GS Mortgage Securities Trust
2006-GG8, 5.560%, 11/14/2039	30,001	30,928
2012-GC6, 2.262%, 01/10/2045(a)(c)(d)	702,507	66,931
2007-GG10, 5.989%, 08/10/2045(d)	269,171	284,343
2015-GC32, 3.764%, 07/10/2048	105,000	108,668
Hilton USA Trust
2013-HLT, 1.191%, 11/05/2030(a)(d)	142,892	142,758
Impac Secured Assets Trust
2006-2, 0.699%, 08/25/2036(d)	50,000	46,111
JP Morgan Alternative Loan Trust
2007-A2, 0.389%, 06/25/2037(d)	208,182	195,303
JP Morgan Chase Commercial Mortgage Securities Trust
A, 1.138%, 12/15/2028(a)(d)	260,000	259,983
A-4, 5.429%, 12/12/2043	238,225	245,691
2007-CIBC18, 5.440%, 06/12/2047	169,440	176,462
2007-LDP10, 5.420%, 01/15/2049	139,764	145,889
2007-LDP12, 5.882%, 02/15/2051(d)	235,000	247,620
LSTAR Commercial Mortgage Trust
2014-2, 4.205%, 01/23/2041(a)(d)	100,000	101,444
ML-CFC Commercial Mortgage Trust
2007-5, 5.378%, 08/14/2048	159,809	166,294
2007-8, 6.077%, 08/12/2049(d)	100,000	106,532
2007-7, 5.743%, 06/12/2050(d)	116,874	123,821
Morgan Stanley Bank of America Merrill Lynch Trust
2014-C15, 1.364%, 04/17/2047(c)(d)	1,480,327	100,412
2015-C24, 3.732%, 08/15/2047	220,000	226,623
Morgan Stanley Capital I Trust
2015-MS1, 3.779%, 05/15/2048	200,000	207,401
A-2, 5.610%, 04/15/2049	12,315	12,351
Motel 6 Trust
2015-MTL6, 3.298%, 02/07/2030(a)	295,000	294,869
SCG Trust
2013-SRP1, 1.587%, 11/15/2026(a)(d)	100,000	99,544
Store Master Funding LLC
2015-1, 3.750%, 04/20/2045(a)	274,542	272,707
Thornburg Mortgage Securities Trust
2005-1, 2.145%, 04/25/2045(d)	107,520	108,223
UBS-Barclays Commercial Mortgage Trust
2012-C4, 1.978%, 12/12/2045(a)(c)(d)	674,967	62,518
Wachovia Bank Commercial Mortgage Trust
2007-C32, 5.901%, 06/15/2049(d)	250,000	262,259
WAMU Commercial Mortgages Securities Trust
2007-SL3, 5.558%, 03/23/2045(a)(d)	146,127	148,593
Wells Fargo Commercial Mortgage Trust
A-4, 3.637%, 06/17/2048	130,000	132,839
A-1, 1.294%, 08/17/2050	86,542	86,057
WF-RBS Commercial Mortgage Trust
2013-C11, 1.618%, 03/17/2045(a)(c)(d)	1,562,716	100,033
2014-LC14, 1.609%, 03/15/2047(c)(d)	1,215,103	94,491

Total Mortgage-Backed Securities (Cost $36,101,937)		36,370,062

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2015 (Continued)

	Principal Amount	Value
Municipal Bonds—0.36%
American Municipal Power, Inc.
8.084%, 02/15/2050	$20,000	$29,599
Philadelphia Authority for Industrial Development
3.964%, 04/15/2026	195,000	193,752
State Board of Administration Finance Corp.
2.995%, 07/01/2020	550,000	560,335

Total Municipal Bonds (Cost $774,750)		783,686

U.S. Government Agency Issues—5.17%
Fannie Mae Pool
3.000%, 09/15/2026	635,000	659,217
2.500%, 09/15/2027	300,000	304,660
5.500%, 09/15/2041	160,000	179,125
4.000%, 09/01/2040	3,020,000	3,210,520
3.500%, 09/15/2041	855,000	886,935
4.500%, 09/15/2041	485,000	525,694
3.000%, 09/15/2042	230,000	231,312
Federal Farm Credit Banks
1.460%, 11/19/2019	120,000	119,120
Federal Home Loan Banks
5.500%, 07/15/2036	445,000	586,367
Federal National Mortgage Association
1.600%, 12/24/2020	210,000	206,614
Freddie Mac
4.000%, 09/15/2040	1,285,000	1,363,204
3.500%, 09/15/2042	330,000	341,644
Ginnie Mae
3.500%, 09/15/2042	400,000	417,047
Ginnie Mae I Pool
5.500%, 01/15/2037	22,497	25,969
6.000%, 12/15/2038	15,918	18,249
Ginnie Mae II Pool
5.000%, 05/20/2030	27,222	29,807
5.500%, 02/20/2034	33,283	37,726
4.500%, 07/20/2041	20,410	21,974
4.000%, 09/15/2041	245,000	259,939
4.000%, 03/20/2042	21,635	23,115
2.000%, 04/20/2044(d)	1,467,504	1,499,138
Tennessee Valley Authority
5.250%, 09/15/2039	70,000	86,142
4.625%, 09/15/2060	180,000	198,531

Total U.S. Government Agency Issues (Cost $11,176,567)		11,232,049

U.S. Government Notes/Bonds—13.00%
United States Treasury Inflation Indexed Bonds
2.000%, 01/15/2026	2,013,920	2,280,947
1.750%, 01/15/2028	364,512	406,763
3.875%, 04/15/2029	631,459	879,031
3.125%, 08/15/2044	2,055,000	2,126,658
3.000%, 11/15/2044	480,000	484,681
United States Treasury Note/Bond
0.375%, 01/31/2016	2,000,000	2,001,510
0.375%, 03/31/2016	3,000,000	3,001,602
0.500%, 09/30/2016	67,000	67,045

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2015 (Continued)

	Principal Amount	Value
0.750%, 10/31/2017	$220,000	$219,641
0.625%, 11/30/2017	745,000	740,931
3.625%, 08/15/2019	2,065,000	2,244,465
1.125%, 12/31/2019	2,090,000	2,061,154
2.125%, 12/31/2021	5,630,000	5,716,944
6.250%, 08/15/2023	255,000	334,460
2.750%, 02/15/2024	870,000	913,704
2.375%, 08/15/2024	925,000	940,772
0.250%, 01/15/2025	403,012	389,111
2.000%, 02/15/2025	1,710,000	1,680,398
2.125%, 05/15/2025	575,000	570,601
5.500%, 08/15/2028	335,000	450,734
6.250%, 05/15/2030	240,000	351,111
4.500%, 02/15/2036	274,000	354,026
2.500%, 02/15/2045	35,000	31,851

Total U.S. Government Notes/Bonds (Cost $28,280,491)		28,248,140

U.S. Treasury Bills—2.76%
United States Treasury Bills
0.083%, 1/7/2016(b)	1,000,000	999,627
0.025%, 11/12/15(b)	5,000,000	4,999,950

Total U.S. Treasury Bills (Cost $5,999,458)		5,999,577

	Shares
Exchange-Traded Funds—16.21%
iShares 7-10 Year Treasury Bond ETF	81,900	8,710,884
iShares Core Total U.S. Bond Market ETF	98,500	10,728,620
iShares iBoxx $ Investment Grade Corporate Bond ETF	56,000	6,443,360
iShares Intermediate Credit Bond ETF	59,500	6,444,445
SPDR Barclays High Yield Bond ETF	34,500	1,276,845
WisdomTree Emerging Markets Local Debt Fund	44,800	1,599,808

Total Exchange-Traded Funds (Cost $35,593,900)		35,203,962

Purchased Options—0.00%
Eurodollars 1 Year Mid Curve Option
Expiration: September 2015, Exercise Price: $98.63	391	2,444

Total Purchased Options (Cost $23,575)		2,444

Money Market Fund—8.78%
Fidelity Institutional Money Market Funds—Government Portfolio	10,488,898	10,488,898
First American Government Obligations Fund	2,155,000	2,155,000
First American Treasury Obligations Fund	1,463,432	1,463,431
STIT—Treasury Portfolio	4,971,442	4,971,442

Total Money Market Funds (Cost $19,078,771)		19,078,771

Total Investments (Cost $225,425,590)—103.22%		224,236,327
Liabilities in Excess of Other Assets—(3.22)%		(7,002,139)

Total Net Assets—100.00%		$217,234,188

Percentages are stated as a percent of net assets.

(a)	Securities defined as Rule 144(a) under the Securities Act of 1933. Such securities are deemed to be liquid.
(b)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.
(c)	Represents an interest-only security that entitles holders to receive only interest payments on underlying mortgages.
(d)	Variable rate security; the rate shown represents the rate at August 31, 2015.
(e)	This security is deemed to be illiquid. The value of this security, $95,960 represents 0.04% of net assets.
(f)	Principal amount in Mexican pesos.

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Open Futures Contracts

August 31, 2015

Description	Number of Contracts Purchased/(Sold)	Settlement Month	Notional Value	Unrealized Appreciation (Depreciation)
Euro-Bond Future	22	Sep. 2015	$3,779,364	$52,676
U.S. 5 Year Note	46	Dec. 2015	5,494,125	(18,407)
U.S. Long Bond	11	Dec. 2015	1,700,875	4,536

Total Futures Contracts Purchased			$10,974,364	$38,805

Canadian 10 Year Bond Future	(24)	Dec. 2015	$(2,579,872)	$18,331
U.S. 10 Year Note	(22)	Dec. 2015	(2,795,375)	6,177
U.S. 2 Year Note	(10)	Dec. 2015	(2,184,687)	2,796
U.S. Ultra Bond	(8)	Dec. 2015	(1,267,250)	(2,576)

Total Futures Contracts Sold			$(8,827,184)	$24,728

Total Net Futures Contracts			$2,147,180	$63,533

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2015

	Shares	Value
COMMON STOCKS—66.79%
Accommodation—0.50%
Marriott International, Inc.	14,780	$1,044,355
Wyndham Worldwide Corp.	7,880	602,662

		1,647,017

Administration of Human Resource Programs—0.13%
WageWorks, Inc.(a)	9,395	420,990

Administrative and Support Services—0.92%
Kforce, Inc.	20,985	562,188
Moody’s Corp.	8,905	911,070
On Assignment, Inc.(a)	13,275	477,635
Team Health Holdings, Inc.(a)	6,320	371,237
WNS Holdings Ltd.—ADR(a)	23,415	698,703

		3,020,833

Air Transportation—0.94%
Bristow Group, Inc.	3,730	138,234
Delta Air Lines Inc.	16,450	720,181
Ryanair Holdings PLC—ADR	15,668	1,142,980
Southwest Airlines Co.	30,100	1,104,670

		3,106,065

Ambulatory Health Care Services—0.18%
Air Methods Corp.(a)	15,470	579,352

Apparel Manufacturing—0.21%
G-III Apparel Group Ltd.(a)	10,010	693,993

Beverage and Tobacco Product Manufacturing—2.01%
British American Tobacco PLC—ADR	15,150	1,605,597
Coca-Cola Enterprises, Inc.	8,430	434,061
Heineken NV—ADR	23,547	932,226
Japan Tobacco, Inc.—ADR	46,475	828,649
LVMH Moet Hennessy Louis Vuitton SA—ADR	30,960	1,031,897
PepsiCo, Inc.	19,160	1,780,538

		6,612,968

Broadcasting (except Internet)—1.23%
Comcast Corp.	31,916	1,797,828
Scripps Networks Interactive, Inc.	5,950	315,886
The Walt Disney Co.	14,700	1,497,636
Viacom, Inc.	10,640	433,793

		4,045,143

Building Material and Garden Equipment and Supplies Dealers—0.95%
Lowe’s Cos., Inc.	21,800	1,507,906
The Home Depot, Inc.	14,150	1,647,908

		3,155,814

Chemical Manufacturing—7.74%
AbbVie, Inc.	20,080	1,253,193
Acorda Therapeutics, Inc.(a)	16,435	525,427
Arkema SA—ADR	6,625	466,003
Astellas Pharma, Inc.—ADR	58,550	867,126
Axiall Corp.	7,870	198,796

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2015 (Continued)

	Shares	Value
Balchem Corp.	4,170	$244,070
Bayer AG—ADR	9,960	1,350,526
Cabot Corp.	10,950	370,876
Catalent, Inc.(a)	16,080	511,183
Celgene Corp.(a)	14,340	1,693,267
Chemtura Corp.(a)	12,065	328,168
Dow Chemical Co.	16,240	710,662
Gilead Sciences, Inc.	20,520	2,156,036
Grifols SA—ADR	17,322	524,683
Innophos Holdings, Inc.	2,210	106,235
Insys Therapeutics, Inc.(a)	6,355	206,029
Ligand Pharmaceuticals, Inc.(a)	6,935	637,604
LyondellBasell Industries NV(b)	7,200	614,736
Mallinckrodt PLC(a)(b)	4,300	370,832
Mead Johnson Nutrition Co.	4,400	344,696
Medivation, Inc.(a)	2,950	259,777
Merck & Co., Inc.	21,775	1,172,584
Pfizer, Inc.	79,642	2,566,065
Prestige Brands Holdings, Inc.(a)	9,695	451,011
Quaker Chemical Corp.	5,230	415,053
Quidel Corp.(a)	19,490	401,299
Roche Holding AG—ADR	41,390	1,413,675
Spectrum Pharmaceuticals, Inc.(a)	37,560	273,061
TESARO, Inc.(a)	7,030	361,904
Teva Pharmaceutical Industries Ltd.—ADR	17,062	1,098,963
The Medicines Co.(a)	12,065	494,665
Valeant Pharmaceuticals International, Inc.(a)(b)	4,283	987,660
Vanda Pharmaceuticals, Inc.(a)	31,820	375,158
West Pharmaceutical Services, Inc.	12,860	718,231
WuXI PharmaTech (Cayman), Inc.—ADR(a)	14,700	621,222
Zoetis, Inc.	8,750	392,613

		25,483,089

Clothing and Clothing Accessories Stores—0.77%
Boot Barn Holdings, Inc.(a)	19,755	431,449
Express, Inc.(a)	25,235	514,794
Foot Locker, Inc.	6,450	456,596
Kate Spade & Co.(a)	13,750	260,700
The Gap, Inc.	4,580	150,270
The TJX Cos., Inc.	10,440	734,141

		2,547,950

Computer and Electronic Product Manufacturing—5.16%
Agilent Technologies, Inc.	13,050	473,846
Apple, Inc.	55,706	6,281,409
Applied Micro Circuits Corp.(a)	61,035	357,055
Cepheid, Inc.(a)	12,725	620,216
Cisco Systems, Inc.	34,469	892,058
DexCom, Inc.(a)	1,550	145,917
EMC Corp.	34,894	867,814
FARO Technologies, Inc.(a)	11,240	436,674
Guidewire Software, Inc.(a)	9,735	544,284
Harris Corp.	6,580	505,476
Hitachi, Ltd.—ADR	8,890	496,995
Illumina, Inc.(a)	1,690	333,961

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2015 (Continued)

	Shares	Value
Infinera Corp.(a)	13,975	$304,935
LG Display Co.—ADR	39,060	391,381
MaxLinear, Inc.(a)	16,585	165,021
Mettler-Toledo International, Inc.(a)	3,590	1,064,614
NETGEAR, Inc.(a)	9,065	275,395
Plantronics, Inc.	7,710	409,863
Rofin-Sinar Technologies, Inc.(a)	3,600	91,692
Semtech Corp.(a)	27,790	471,040
Silicon Laboratories, Inc.(a)	5,045	219,357
Skyworks Solutions, Inc.	5,550	484,793
Taiwan Semiconductor Manufacturing Co., Ltd.—ADR	29,930	595,008
TDK Corp.—ADR	9,318	573,057

		17,001,861

Construction of Buildings—0.82%
CK Hutchison Holdings Ltd.—ADR	151,095	1,992,943
Sekisui House Ltd—ADR	48,080	717,834

		2,710,777

Couriers and Messengers—0.27%
United Parcel Service, Inc.	9,065	885,197

Credit Intermediation and Related Activities—7.24%
Banco Latinoamericano de Comercio Exterior SA Class E(b)	33,300	820,845
Banco Santander SA—ADR	139,500	849,555
Bank of America Corp.	27,400	447,716
Bank of China Ltd.—ADR	97,985	1,110,170
BBCN Bancorp, Inc.	26,190	381,065
BNP Paribas—ADR	20,262	642,508
Citigroup, Inc.	26,928	1,440,109
Discover Financial Services	21,147	1,136,228
Fifth Third Bancorp	62,820	1,251,374
First NBC Bank Holding Co.(a)	11,845	414,575
FirstMerit Corp.	28,560	512,938
Flushing Financial Corp.	17,030	339,749
Great Western Bancorp, Inc.	17,350	436,700
Grupo Financiero Banorte SAB de CV—ADR	33,400	798,260
Houlihan Lokey, Inc.(a)	9,490	208,780
Independent Bank Corp.	7,220	326,994
Intesa Sanpaolo S.p.A—ADR	39,870	875,745
JPMorgan Chase & Co.	30,063	1,927,037
Mitsubishi UFJ Financial Group, Inc.—ADR	211,956	1,407,388
Old National Bancorp	34,160	471,408
Prosperity Bancshares, Inc.	10,985	567,595
PT Bank Rakyat—ADR	35,597	520,428
Retrophin, Inc.(a)	10,715	293,805
Royal Bank of Canada(b)	15,310	850,624
Sterling Bancorp	39,450	553,484
Texas Capital Bancshares, Inc.(a)	5,215	280,880
United Overseas Bank Ltd.—ADR	13,630	376,597
Visa, Inc.	30,430	2,169,659
Webster Financial Corp.	11,730	415,007
Wells Fargo & Co.	27,694	1,476,920
Western Alliance Bancorp(a)	16,950	517,314

		23,821,457

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2015 (Continued)

	Shares	Value
Data Processing, Hosting and Related Services—1.10%
Cap Gemini S.A.—ADR	19,580	$878,261
DST Systems, Inc.	8,740	895,151
ExlService Holdings, Inc.(a)	11,285	408,291
Fiserv, Inc.(a)	13,620	1,161,378
InterXion Holding NV(a)(b)	10,535	289,080

		3,632,161

Electrical Equipment, Appliance, and Component Manufacturing—0.19%
Spectrum Brands Holdings, Inc.	6,200	609,336

Fabricated Metal Product Manufacturing—0.24%
Barnes Group, Inc.	15,130	584,472
Lincoln Electric Holdings, Inc.	3,740	219,351

		803,823

Food and Beverage Stores—0.68%
Casey’s General Stores, Inc.	8,755	926,804
GrubHub, Inc.(a)	11,870	313,962
Koninklijke Ahold N V—ADR	51,238	1,014,000

		2,254,766

Food Manufacturing—0.83%
Archer-Daniels-Midland Co.	21,690	975,833
Bunge Ltd.(b)	6,400	463,680
J&J Snack Foods Corp.	4,900	558,404
Mondelez International, Inc.	17,550	743,418

		2,741,335

Food Services and Drinking Places—1.55%
Buffalo Wild Wings, Inc.(a)	3,105	588,956
Chipotle Mexican Grill, Inc.(a)	1,100	781,011
Darden Restaurants, Inc.	8,450	574,685
Del Frisco’s Restaurant Group, Inc.(a)	23,945	355,344
Fiesta Restaurant Group, Inc.(a)	8,145	420,608
Jack in the Box, Inc.	6,820	533,188
Popeyes Louisiana Kitchen, Inc.(a)	10,995	611,542
Sodexo—ADR	40,600	714,153
The Cheesecake Factory, Inc.	9,680	525,334

		5,104,821

Funds, Trusts, and Other Financial Vehicles—0.30%
UBS Group AG(b)	47,508	982,941

Furniture and Home Furnishings Stores—0.16%
Bed Bath & Beyond, Inc.(a)	8,350	518,619

General Merchandise Stores—0.39%
Big Lots, Inc.	16,600	796,634
Wal-Mart Stores, Inc.	7,279	471,170

		1,267,804

Health and Personal Care Stores—0.94%
CVS Health Corp.	20,776	2,127,461
Express Scripts Holding Co.(a)	11,756	982,802

		3,110,263

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2015 (Continued)

	Shares	Value
Heavy and Civil Engineering Construction—0.25%
Granite Construction, Inc.	13,695	$472,478
MYR Group, Inc.(a)	12,330	353,748

		826,226

Hospitals—0.10%
HCA Holdings, Inc.(a)	3,750	324,825

Insurance Carriers and Related Activities—3.56%
Ageas UK—ADR	20,861	854,675
AIA Group Ltd.—ADR	28,660	633,959
American International Group, Inc.	20,273	1,223,273
Anthem, Inc.	4,780	674,219
Fidelity & Guaranty Life	12,235	301,715
Health Net, Inc.(a)	7,000	448,420
Infinity Property & Casualty Corp.	4,275	330,372
Ing Groep NV—ADR	46,197	706,814
MetLife, Inc.	21,027	1,053,453
Munich Re Group—ADR	57,508	1,063,323
Primerica, Inc.	10,685	454,006
Sanlam Limited—ADR	64,500	621,619
Selective Insurance Group, Inc.	14,165	429,483
The Travelers Cos., Inc.	8,591	855,234
Tokio Marine Holdings, Inc.—ADR	18,753	752,370
United Fire Group, Inc.	7,990	265,268
UnitedHealth Group, Inc.	3,750	433,875
WellCare Health Plans, Inc.(a)	6,625	600,689

		11,702,767

Leather and Allied Product Manufacturing—0.19%
Steven Madden Ltd.(a)	15,537	634,842

Machinery Manufacturing—1.61%
AAON, Inc.	25,368	524,610
Actuant Corp.	10,765	230,802
ASML Holding NV—ADR	6,114	556,496
Brunswick Corp.	6,450	320,630
Columbus McKinnon Corp.	17,245	327,827
ESCO Technologies, Inc.	13,380	483,152
Esterline Technologies Corp.(a)	3,980	325,206
Ingersoll-Rand PLC(b)	11,790	651,869
Kadant, Inc.	10,685	475,376
Techtronic Industries Co. Limited—ADR	77,700	1,400,931

		5,296,899

Management of Companies and Enterprises—0.72%
American Equity Invesment Life Holding Co.	19,185	465,428
Ashai Kasei Corp.—ADR	40,500	642,127
Bryn Mawr Bank Corp.	4,475	132,818
Cardinal Financial Corp.	16,890	376,816
City Holding Co.	10,625	505,963
CoBiz Financial, Inc.	18,135	233,579

		2,356,731

Merchant Wholesalers, Durable Goods—1.37%
Anixter International, Inc.(a)	5,995	381,642

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2015 (Continued)

	Shares	Value
Applied Industrial Technologies, Inc.	12,185	$515,913
Cie Generale des Etablissements Michelin—ADR	33,799	650,631
Continental Building Products, Inc.(a)	25,195	503,648
Essendant, Inc.	14,100	486,450
O’Reilly Automotive, Inc.(a)	4,830	1,159,538
Safran SA—ADR	41,088	800,394

		4,498,216

Merchant Wholesalers, Nondurable Goods—0.25%
Itochu Corp.—ADR	34,200	818,064

Miscellaneous Manufacturing—1.70%
Align Technology, Inc.(a)	10,650	602,790
Boston Scientific Corp.(a)	62,510	1,046,417
CONMED Corp.	11,115	589,762
CryoLife, Inc.	33,695	329,537
Dentsply International, Inc.	6,250	327,563
Edwards Lifesciences Corp.(a)	2,350	331,068
Estee Lauder Cos., Inc.	6,350	506,540
Merit Medical Systems, Inc.(a)	17,650	401,538
Smith & Nephew PLC—ADR	40,800	1,461,455

		5,596,670

Motion Picture and Sound Recording Industries—0.17%
inContact, Inc.(a)	49,545	374,065
Time Warner, Inc.	2,600	184,860

		558,925

Motor Vehicle and Parts Dealers—0.09%
Malibu Boats, Inc.(a)	16,975	293,158

Nonmetallic Mineral Product Manufacturing—0.20%
CRH PLC—ADR	21,816	649,462

Nonstore Retailers—0.12%
Amazon.com, Inc.(a)	750	384,668

Oil and Gas Extraction—0.62%
Bonanza Creek Energy, Inc.(a)	14,320	109,548
Carrizo Oil & Gas, Inc.(a)	11,230	409,109
Minerals Technologies, Inc.	9,685	520,956
Parsley Energy, Inc.(a)	9,620	165,464
RSP Permian, Inc.(a)	9,085	217,495
Total SA—ADR	13,377	620,693

		2,043,265

Other Information Services—1.48%
Facebook, Inc.(a)	15,940	1,425,514
Google, Inc.—Class C(a)	1,431	884,716
Google, Inc.—Class A(a)	1,428	925,087
NetEase, Inc.—ADR	4,100	455,838
VeriSign, Inc.(a)	17,160	1,183,010

		4,874,165

Paper Manufacturing—0.16%
Neenah Paper, Inc.	9,100	525,252

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2015 (Continued)

	Shares	Value
Personal and Laundry Services—0.11%
Shutterfly, Inc.(a)	9,740	$378,496

Petroleum and Coal Products Manufacturing—1.00%
BP PLC—ADR	39,588	1,327,781
Marathon Petroleum Corp.	13,560	641,524
Tesoro Corp.	3,300	303,633
Valero Energy Corp.	17,050	1,011,747

		3,284,685

Pipeline Transportation—0.05%
South Jersey Indsustries, Inc.	6,150	148,215

Plastics and Rubber Products Manufacturing—0.17%
Illinois Tool Works, Inc.	6,700	566,351

Primary Metal Manufacturing—0.29%
Kaiser Aluminum Corp.	5,995	501,062
Worthington Industries, Inc.	17,935	458,957

		960,019

Professional, Scientific, and Technical Services—3.93%
Amgen, Inc.	6,540	992,641
Baidu, Inc.—ADR(a)	3,720	547,770
Biogen Idec, Inc.(a)	3,440	1,022,712
Callidus Software, Inc.(a)	28,220	445,029
Convergys Corp.	21,945	495,957
ICON PLC(a)(b)	8,555	658,735
IHS, Inc.(a)	2,600	301,652
Infosys Limited—ADR	66,600	1,142,189
International Business Machines Corp.	4,785	707,654
MasterCard, Inc.	16,340	1,509,326
National CineMedia, Inc.	19,895	261,619
Omnicom Group, Inc.	10,873	728,274
Pandora A/S—ADR	49,500	1,418,670
Proofpoint, Inc.(a)	8,390	472,693
SolarWinds, Inc.(a)	16,000	636,000
Synaptics, Inc.(a)	7,730	541,796
TeleTech Holdings, Inc.	12,785	345,834
Tetra Tech, Inc.	14,245	370,085
The KEYW Holding Corp.(a)	4,129	34,684
Waters Corp.(a)	2,600	315,588

		12,948,908

Publishing Industries (except Internet)—2.30%
Electronic Arts, Inc.(a)	15,150	1,002,173
Intuit, Inc.	12,310	1,055,583
Microsoft Corp.	51,216	2,228,919
Oracle Corp.	22,220	824,140
Qlik Technologies, Inc.(a)	11,760	445,234
RELX NV—ADR	49,904	768,023
SciQuest, Inc.(a)	25,130	275,927
SS&C Technologies Holdings, Inc.	6,365	431,165
Tyler Technologies, Inc.(a)	3,900	538,356

		7,569,520

Rail Transportation—0.56%
Canadian National Railway Co.(b)	9,740	540,375

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2015 (Continued)

	Shares	Value
Union Pacific Corp.	15,060	$1,291,245

		1,831,620

Rental and Leasing Services—0.12%
McGrath RentCorp.	15,010	385,007

Securities, Commodity Contracts, and Other Financial Investments and Related Activities—2.29%
Affiliated Managers Group, Inc.(a)	5,240	976,946
Alibaba Group Holding Ltd.—ADR(a)	8,295	548,465
Evercore Partners, Inc.	9,515	498,396
Franklin Resources, Inc.	15,100	612,758
Medtronic PLC(b)	15,670	1,132,784
Nomura Holdings, Inc.—ADR	304,277	1,907,816
Q2 Holdings, Inc.(a)	6,105	159,707
Stifel Financial Corp.(a)	10,660	496,756
T.Rowe Price Group, Inc.	12,800	920,064
Vantiv, Inc.(a)	6,550	288,462

		7,542,154

Sporting Goods, Hobby, Musical Instrument, and Book Stores—0.17%
Dick’s Sporting Goods, Inc.	11,200	561,456

Support Activities for Mining—0.01%
Pioneer Energy Services Corp.(a)	14,225	47,085

Support Activities for Transportation—0.15%
XPO Logistics, Inc.(a)	13,825	485,258

Telecommunications—2.66%
Atlantic Tele-Network, Inc.	5,640	402,978
BT Group PLC—ADR	21,890	1,463,346
CenturyLink, Inc.	17,840	482,394
j2 Global, Inc.	8,655	602,215
Nippon Telegraph & Telephone Corp.—ADR	30,770	1,176,645
RigNet, Inc.(a)	10,720	309,058
Ruckus Wireless, Inc.(a)	18,050	204,326
SK Telecom Co, Ltd.—ADR	25,072	570,137
SoftBank Corp.—ADR	26,870	781,514
Tencent Holdings Limited—ADR	54,600	920,010
Verizon Communications, Inc.	40,311	1,854,708

		8,767,331

Transportation Equipment Manufacturing—3.31%
Airbus Group—ADR	61,211	993,148
Embraer S.A.—ADR	16,910	427,485
Federal Signal Corp.	21,250	300,688
General Dynamics Corp.	7,850	1,114,935
Harley-Davidson, Inc.	11,312	634,037
Honda Motor Co., Ltd.—ADR	26,585	836,896
Honeywell International, Inc.	10,540	1,046,306
KLX, Inc.(a)	7,505	293,446
Koc Holding AS—ADR	22,900	443,344
Lear Corp.	6,830	702,056
Magna International, Inc.(b)	19,390	953,794
Nissan Motor Co., Ltd.—ADR	47,108	848,179
Spirit AeroSystems Holdings, Inc.(a)	8,000	408,880

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2015 (Continued)

	Shares	Value
Tata Motor Limited—ADR(a)	17,405	$440,695
Tenneco, Inc.(a)	11,200	526,960
United Technologies Corp.	10,197	934,147

		10,904,996

Truck Transportation—0.21%
Old Dominion Freight Lines, Inc.(a)	3,350	222,742
Roadrunner Transportation Systems, Inc.(a)	11,055	239,671
Swift Transportation Co.(a)	11,795	229,885

		692,298

Utilities—1.22%
Cleco Corp.	6,270	335,947
Électricité de France S.A—ADR	104,990	450,932
Korea Electric Power Corp.—ADR	38,030	776,572
Linde AG—ADR	45,540	788,297
NextEra Energy, Inc.	4,100	403,481
NorthWestern Corp.	9,415	486,191
Tenaga Nasional Berhad—ADR	73,034	770,509

		4,011,929

Waste Management and Remediation Services—0.10%
US Ecology, Inc.	6,305	314,998

Wood Product Manufacturing—0.10%
Boise Cascade Co.(a)	10,380	336,831

Total Common Stocks (Cost $199,542,798)		219,879,667

Exchange-Traded Funds—9.73%
Guggenheim Frontier Markets ETF	57,600	653,760
iShares China Large-Cap ETF	13,300	477,603
iShares Global Energy ETF	32,600	1,007,666
iShares MSCI EAFE ETF	166,100	9,961,017
iShares MSCI Italy Capped ETF	65,900	975,320
iShares MSCI South Korea Capped ETF	13,900	664,976
iShares MSCI Spain Capped ETF	49,600	1,588,688
iShares MSCI United Kingdom ETF	47,100	803,526
iShares Russell 1000 Value	76,800	7,431,936
iShares Russell 2000 Value	14,100	1,624,320
SPDR S&P Emerging Markets SmallCap ETF	56,900	2,114,404
Vanguard FTSE Emerging Markets ETF	9,600	331,584
Vanguard FTSE European ETF	15,500	798,715
Vanguard FTSE Pacific ETF	46,800	2,622,672
Vanguard Total Stock Market ETF	9,500	970,995

Total Exchange-Traded Funds (Cost $27,391,688)		32,027,182

Preferred Stocks—0.39%
Chemical Manufacturing—0.27%
Henkel AG & Co KGaA	8,605	897,588

Credit Intermediation and Related Activities—0.12%
Banco Bradesco SA	60,204	383,499

Total Preferred Stocks (Cost $1,549,767)		1,281,087

Real Estate Investment Trusts—1.34%
DCT Industrial Trust, Inc.	15,977	513,021
DuPont Fabros Technology, Inc.	14,640	391,327

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2015 (Continued)

	Shares	Value
EastGroup Properties, Inc.	7,995	$431,730
EPR Properties	10,065	512,208
Kite Realty Group Trust	22,493	528,810
LaSalle Hotel Properties	15,070	474,102
Public Storage Common Stock	3,220	648,090
Ramco-Gershenson Properties Trust	30,850	478,175
Sovran Self Storage, Inc.	4,760	427,115

Total Real Estate Investment Trusts (Cost $3,844,602)		4,404,578

Money Market Funds—10.30%
AIM STIC Prime Portfolio	5,651,032	5,651,032
Fidelity Institutional Money Market Funds—Government Portfolio	11,308,657	11,308,656
First American Government Obligations Fund	5,651,032	5,651,032
First American Treasury Obligations Fund	5,651,032	5,651,032
STIT—Treasury Portfolio	5,651,032	5,651,032

Total Money Market Funds (Cost $33,912,784)		33,912,784

Total Investments (Cost $266,241,639)—88.55%		291,505,298
Other Assets in Excess of Liabilities—11.45%		37,681,298

Total Net Assets—100.00%		$329,186,596

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.

The accompanying notes are an integral part of these financial statements.

PMC Funds

August 31, 2015

Statements of Assets and Liabilities

	Core Fixed Income Fund	Diversified Equity Fund
Assets
Investments, at value(1)	$224,236,327	$291,505,298
Foreign currencies(2)	34,263	—
Cash	—	38,707,203
Receivables:
Receivable for investments sold	74,833	563,412
Dividends and interest receivable	989,223	434,146
Cash collateral held at broker for futures contracts	258,500	—
Receivable for Fund shares sold	1,374,976	2,930,995
Other Assets	29,265	31,623

Total Assets	226,997,387	334,172,677

Liabilities
Payables:
Payable for investments purchased	8,777,052	3,553,402
Payable for Fund shares redeemed	732,671	964,771
Payable to affiliates	87,429	102,469
Payable to Adviser	61,670	235,434
Accrued distribution fee	45,837	71,714
Accrued expenses and other liabilities	58,540	58,291

Total Liabilities	9,763,199	4,986,081

Net Assets	$217,234,188	$329,186,596

Net assets consist of:
Paid-in capital	$216,866,104	$295,750,477
Accumulated net investment income	2,023,883	1,427,300
Accumulated net realized gain (loss)	(521,471)	6,745,160
Net unrealized appreciation (depreciation) on:
Investments	(1,189,263)	25,263,659
Futures contracts	63,533	—
Foreign currency translation	(8,598)	—

Net assets	$217,234,188	$329,186,596

Shares of beneficial interest outstanding (unlimited shares of $0.001 par value authorized)	12,983,350	14,156,660
Net asset value and redemption price per share	$16.73	$23.25

(1) Cost of Investments	$225,425,590	$266,241,639
(2) Cost of Foreign Currencies	$42,837	$—

The accompanying notes are an integral part of these financial statements.

PMC Funds

For the Year Ended August 31, 2015

Statements of Operations

	Core Fixed Income Fund	Diversified Equity Fund
Investment Income:
Interest	$4,079,860	$888
Dividend	998,309	5,982,498 (1)

	5,078,169	5,983,386

Expenses:
Management fees	1,504,836	2,762,409
Distribution fees	470,261	726,950
Transfer agent fees and expenses	157,061	181,786
Fund accounting fees	153,097	131,514
Fund administration fees	125,660	194,891
Custody fees	67,426	71,932
Audit and tax fees	43,859	31,187
Federal and state registration fees	38,446	36,224
Reports to shareholders	18,523	31,233
Chief Compliance Officer fees	14,514	17,507
Legal fees	10,056	15,461
Trustees’ fees	5,760	5,192
Other expenses	9,628	11,055

Total expenses before waiver	2,619,127	4,217,341
Less waivers and reimbursements by Adviser (Note 4)	(738,082)	(144,520)

Net expenses	1,881,045	4,072,821

Net Investment Income	3,197,124	1,910,565

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	709,634	10,757,069
Futures contracts closed	(285,669)	—
Foreign currency translation	(2,589)	1,177

	421,376	10,758,246

Net change in unrealized appreciation (depreciation) on:
Investments	(4,846,270)	(29,640,092)
Futures contracts	64,833	—
Foreign currency translation	(9,099)	(222)

	(4,790,536)	(29,640,314)

Net gain (loss) on investments, futures and foreign currency translation	(4,369,160)	(18,882,068)

Net Decrease in Net Assets Resulting from Operations	$(1,172,036)	$(16,971,503)

(1)	Net of $236,495 in foreign withholding tax and ADR issuance fees.

The accompanying notes are an integral part of these financial statements.

PMC Funds

Statements of Changes in Net Assets

	Core Fixed Income Fund

	Year Ended August 31, 2015	Year Ended August 31, 2014
Operations:
Net investment income	$3,197,124	$2,621,371
Net realized gain on investments, futures and foreign currency	421,376	914,537
Net change in unrealized appreciation (depreciation)	(4,790,536)	5,847,039

Net increase (decrease) in net assets resulting from operations	(1,172,036)	9,382,947

Dividends and distributions to shareholders:
Net investment income	(2,450,754)	(1,652,287)
Net realized gains	(720,054)	—

Total dividends and distributions	(3,170,808)	(1,652,287)

Fund share transactions:
Shares sold	111,282,504	68,737,103
Shares issued to holders in reinvestment of dividends	2,777,831	1,577,128
Shares redeemed	(55,418,440)	(58,271,497)

Net increase	58,641,895	12,042,734

Net increase in net assets	54,299,051	19,773,394

Net Assets:
Beginning of year	162,935,137	143,161,743

End of Year*	217,234,188	162,935,137

* Including accumulated net investment income of:	$2,023,883	$1,444,624

Change in shares outstanding:
Shares sold	6,575,229	4,121,200
Shares issued to holders in reinvestment of dividends	165,544	96,472
Shares redeemed	(3,274,174)	(3,503,851)

Net increase	3,466,599	713,821

The accompanying notes are an integral part of these financial statements.

PMC Funds

Statements of Changes in Net Assets

	Diversified Equity Fund

	Year Ended August 31, 2015	Year Ended August 31, 2014
Operations:
Net investment income	$1,910,565	$1,357,616
Net realized gain on investments and foreign currency translation	10,758,246	9,829,931
Net change in unrealized appreciation (depreciation)	(29,640,314)	27,476,066

Net increase (decrease) in net assets resulting from operations	(16,971,503)	38,663,613

Dividends and distributions to shareholders:
Net investment income	(1,283,055)	(669,633)
Net realized gains	(9,808,321)	(5,744,453)

Total dividends and distributions	(11,091,376)	(6,414,086)

Fund share transactions:
Shares sold	163,958,193	92,940,115
Shares issued to holders in reinvestment of dividends	10,064,801	6,164,426
Shares redeemed	(66,395,164)	(67,768,138)

Net increase	107,627,830	31,336,403

Net increase in net assets	79,564,951	63,585,930

Net Assets:
Beginning of year	249,621,645	186,035,715

End of Year*	329,186,596	249,621,645

* Including accumulated net investment income of:	$1,427,300	$958,937

Change in shares outstanding:
Shares sold	6,570,308	3,863,276
Shares issued to holders in reinvestment of dividends	411,985	262,539
Shares redeemed	(2,668,701)	(2,839,241)

Net increase	4,313,592	1,286,574

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2011
Net asset value, beginning of period	$17.12	$16.26	$17.19	$16.61	$17.17

Income (loss) from investment operations:
Net investment income(1)	0.29	0.30	0.21	0.33	0.48
Net realized and unrealized gain (loss)	(0.36)	0.76	(0.64)	0.75	0.21

Total from investment operations	(0.07)	1.06	(0.43)	1.08	0.69

Less distributions paid:
Dividends from net investment income	(0.25)	(0.20)	(0.21)	(0.31)	(0.51)
Distributions from net realized gains	(0.07)	—	(0.29)	(0.19)	(0.74)

Total distributions paid	(0.32)	(0.20)	(0.50)	(0.50)	(1.25)

Net asset value, end of period	$16.73	$17.12	$16.26	$17.19	$16.61

Total return	(0.42)%	6.58%	(2.58)%	6.70%	4.34%

Ratios/supplemental data
Net assets, end of period (000)	$217,234	$162,935	$143,162	$87,127	$73,660
Ratio of expenses to average net assets before waiver and reimbursements	1.39%	1.42%	1.41%	1.48%	1.50%
Ratio of expenses to average net assets after waiver and reimbursements	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets before waiver and reimbursements	1.31%	1.37%	0.84%	1.53%	2.43%
Ratio of net investment income to average net assets after waiver and reimbursements	1.70%	1.79%	1.25%	2.01%	2.92%
Portfolio turnover rate	131.86%	245.1%	233.8%	331.9%	327.1%

(1)	Per share net investment income was calculated using average shares outstanding.

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2011
Net asset value, beginning of period	$25.36	$21.74	$18.66	$17.66	$15.34

Income (loss) from investment operations:
Net investment income(1)	0.16	0.15	0.15	0.14	0.09
Net realized and unrealized gain (loss)	(1.23)	4.23	3.15	1.54	2.82

Total from investment operations	(1.07)	4.38	3.30	1.68	2.91

Less distributions paid:
Dividends from net investment income	(0.12)	(0.08)	(0.11)	(0.10)	(0.08)
Distributions from net realized gains	(0.92)	(0.68)	(0.11)	(0.58)	(0.51)

Total distributions paid	(1.04)	(0.76)	(0.22)	(0.68)	(0.59)

Net asset value, end of period	$23.25	$25.36	$21.74	$18.66	$17.66

Total return	(4.41)%	20.40%	17.83%	9.92%	18.87%

Ratios/supplemental data
Net assets, end of period (000)	$329,187	$249,622	$186,036	$90,228	$64,144
Ratio of expenses to average net assets before waiver and reimbursements	1.45%	1.47%	1.54%	1.63%	1.70%
Ratio of expenses to average net assets after waiver and reimbursements	1.40%	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income to average net assets before waiver and reimbursements	0.62%	0.56%	0.56%	0.53%	0.17%
Ratio of net investment income to average net assets after waiver and reimbursements	0.67%	0.63%	0.70%	0.76%	0.47%
Portfolio turnover rate	66.68%	30.4%	39.0%	38.8%	65.3%

(1)	Per share net investment income was calculated using average shares outstanding.

The accompanying notes are an integral part of these financial statements.

PMC FUNDS

Notes to Financial Statements

August 31, 2015

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the PMC Funds (each, a “Fund” and together, the “Funds”) represents a distinct series with its own investment objectives and policies within the Trust. The investment objective of the PMC Core Fixed Income Fund (the “Core Fixed Income Fund”) is to provide current income consistent with low volatility of principal. The investment objective of the PMC Diversified Equity Fund (the “Diversified Equity Fund”) is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The Core Fixed Income Fund became effective and commenced operations on September 28, 2007. The Diversified Equity Fund became effective and commenced operations on August 26, 2009. Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by Envestnet Asset Management, Inc. (the “Adviser”), the Funds’ investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day or at the latest sale price on the Composite Market (defined as the consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by an approved pricing service (“Pricing Service”)).

Debt securities other than short-term instruments are valued in accordance with prices supplied by a Pricing Service. A Pricing Service may use the mean between the closing bid and asked prices provided by a Pricing Service. If the closing bid and asked prices are not readily available, the Pricing Service as well as market transactions and dealer quotations may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of 60 days or less are valued at amortized cost. Any discount or premium is accreted or amortized on a straight-line basis until maturity. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Futures contracts are valued at the last settlement price at the close of trading on the relevant exchange or board of trade. If there was no sale on the applicable exchange or board of trade on such day, futures contracts are valued at the average of quoted bid and asked prices as of the close of such exchange or board of trade.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2015

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

The Funds have adopted Statement of Financial Accounting Standard, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”). Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. Fair Value Measurements requires the Funds to classify their securities based on valuation method. These inputs are summarized in the three broad levels listed below:

•	Level 1—Quoted prices in active markets for identical securities.
•	Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3—Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of August 31, 2015:

Core Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Fixed Income Securities
Asset Backed Securities	$—	$26,680,947	$—	$26,680,947
Corporate Bonds	—	43,227,266	—	43,227,266
Foreign Corporate Bonds	—	16,045,923	—	16,045,923
Foreign Government Agency Issues	—	537,717	—	537,717
Foreign Government Notes/Bonds	—	825,783	—	825,783
Mortgage Backed Securities	—	36,370,062	—	36,370,062
Municipal Bonds	—	783,686	—	783,686
U.S. Government Agency Issues	—	11,232,049	—	11,232,049
U.S. Government Note/Bond	—	28,248,140	—	28,248,140
U.S. Treasury Bills	—	5,999,577	—	5,999,577

Total Fixed Income Securities	—	169,951,150	—	169,951,150
Exchange-Traded Funds	35,203,962	—	—	35,203,962
Money Market Funds	19,078,771	—	—	19,078,771
Purchased Options	2,444	—	—	2,444

Total Investments in Securities	$54,285,177	$169,951,150	$—	$224,236,327

Futures Contracts*	$63,533	$—	$—	$63,533

*	Futures are derivative instruments reflected in the Schedule of Open Futures Contracts. This amount represents net unrealized appreciation of $84,516 and unrealized depreciation of $20,983.

During the year ended August 31, 2015, no securities were transferred into or out of Level 1 or 2 for the Core Fixed Income Fund.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2015

Diversified Equity Fund

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$219,879,667	$—	$—	$219,879,667
Exchange-Traded Funds	32,027,182	—	—	32,027,182
Preferred Stocks	1,281,087	—	—	1,281,087
Real Estate Investment Trusts	4,404,578	—	—	4,404,578

Total Equity	257,592,514	—	—	257,592,514
Money Market Funds	33,912,784	—	—	33,912,784

Total Investments in Securities	$291,505,298	$—	$—	$291,505,298

Transfers between levels are recorded at the end of the financial reporting period.

Transfers into Level 1	$798,260
Transfers out of Level 1	—

Net transfers in and/or out of Level 1	$798,260

Transfers into Level 2	$—
Transfers out of Level 2	798,260

Net transfers in and/or out of Level 2	$798,260

Transfers in and out of Level 1 and Level 2 resulted from foreign securities which were priced using a systematic fair valuation model for the Diversified Equity Fund.

The Funds held no Level 3 securities during the year ended August 31, 2015.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) could result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. To the extent that such events are significant, foreign securities will be priced in their local currencies as of the close of their primary exchange market or as of the valuation time or valuation date, whichever is earlier. Foreign securities, currencies and other assets denominated in foreign currencies are translated to U.S. dollars at the exchange rate of such currencies against the U.S. dollar using the applicable currency exchange rate as of the close of the New York Stock Exchange (“NYSE”), generally at 4:00 P.M., Eastern time. The Adviser anticipates that a Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

The Funds may use certain options, futures and forward contracts (collectively, “derivative instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

The Diversified Equity Fund did not hold derivative instruments during the fiscal year ended August 31, 2015.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2015

Core Fixed Income Fund

The Fund invested in derivative instruments such as futures during the year.

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of August 31, 2015:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Interest Rate Contracts—Futures	Assets—Cash collateral held at broker for futures contracts*	$84,516	Assets—Cash collateral held at broker for futures contracts*	$20,983

Total		$84,516		$20,983

*	Reflects cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Open Futures Contracts. Only the current days variation margin is reflected in the Statement of Assets and Liabilities within cash collateral held at broker for futures contracts.

The effect of derivative instruments on the Statement of Operations for the fiscal year ended August 31, 2015:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Total
Interest Rate Contracts	$(285,669)	$(285,669)

Total	$(285,669)	$(285,669)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Total
Interest Rate Contracts	$64,833	$64,833

Total	$64,833	$64,833

ASU 2011-11 “Disclosures about offsetting Assets and Liabilities” deal with offsetting assets and liabilities on the Statement of Assets and Liabilities with respect to derivative instruments. The Funds are not subject to any Master Netting Agreements, therefore the Funds do not offset any assets or liabilities.

(b)	Foreign Securities and Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2015

received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Funds’ investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Funds’ assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c)	Futures

The Funds may enter into futures contracts traded on domestic exchanges, including stock index futures contracts. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains and losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. As collateral for futures contracts, the Funds are required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. At August 31, 2015, the PMC Core Fixed Income Fund had cash and equivalents deposited as collateral with the broker for futures contracts of $258,500. The average monthly notional amount of futures contracts during the period was as follows:

Long Futures	$13,495,079
Short Futures	$14,170,777

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Futures contracts also expose the Funds to counterparty credit risk. The Funds will not enter into these contracts unless they own either 1) an offsetting position in the securities or 2) cash and liquid assets with a value marked-to-market daily, sufficient to cover their potential obligations.

(d)	Options

The Core Fixed Income Fund may enter into written call options to hedge against changes in the value of equities. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income. Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default. The Fund may also purchase put options to provide protection against adverse price effects from anticipated changes in prices of securities. In addition, the Fund may enter into written put options to hedge against changes in the value of purchased put options.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2015

The Fund may purchase and write call and put options on securities and indices and enter into related closing transactions.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium is deducted from the cost basis of the security purchased. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When purchasing options, the Fund will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised. The difference between the proceeds received on effecting a closing sale transaction and the premium paid will be recognized as a realized gain or loss. If a put option is exercised, the premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Fund has a realized gain or loss.

During the year ended August 31, 2015 the Fund did not have any written options. The Fund did transact in purchase options as followed:

Contracts
Outstanding, beginning of period	—
Options purchased	391
Options terminated in closing transactions	—
Options exercised	—
Options expired	—

Outstanding, end of period	391

(e)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(f)	Distributions to Shareholders

The Funds will distribute net investment income and net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(g)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2015

(h)	Share Valuation

The NAV per share of the Funds are calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. The Funds no longer charge a redemption fee, therefore the offering and redemption price per share are equal to the Funds’ net asset value per share.

(i)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust or other equitable means.

(j)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid to shareholders were as follows:

Core Fixed Income Fund	Ordinary Income	Long-Term Capital Gains
Year Ended August 31, 2015	$2,948,016	$222,792
Year Ended August 31, 2014	1,652,287	0

Diversified Equity Fund	Ordinary Income	Long-Term Capital Gains
Year Ended August 31, 2015	$3,211,427	$7,879,949
Year Ended August 31, 2014	3,267,683	3,146,403

As of August 31, 2015, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Core Fixed Income Fund	Diversified Equity Fund
Cost basis of investments for federal income tax purposes	$225,574,622	$267,229,909

Gross tax unrealized appreciation	$2,271,947	$39,881,757
Gross tax unrealized depreciation	(3,610,242)	(15,606,368)

Net tax unrealized appreciation (depreciation)	$(1,338,295)	$24,275,389

Undistributed ordinary income	$2,070,746	$1,427,300
Undistributed long-term capital gain	163,168	12,874,196

Total distributable earnings	$2,233,914	$14,301,496
Other accumulated gain/(loss)	(527,535)	(5,140,767)

Total accumulated earnings	$368,084	$33,436,118

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2015

The difference between book-basis and tax-basis cost is attributable primarily to the tax deferral of losses on wash sale adjustments.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2015, the following table shows the reclassifications made:

	Core Fixed Income Fund	Diversified Equity Fund
Undistributed Net Investment Income (Loss)	$(167,111)	$(159,147)
Accumulated Net Realized Gain (Loss)	$(276,151)	$(1,473,446)
Paid-in Capital	$443,262	$1,632,593

At August 31, 2015, the Core Fixed Income Fund deferred, on a tax basis, post-October capital losses of $472,074. At August 31, 2015, the Diversified Equity Fund deferred, on a tax basis, post-October capital losses of $5,140,766.

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of August 31, 2015. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits in fiscal year 2015. At August 31, 2015, the fiscal years 2012 through 2015 remain open to examination in the Funds’ major tax jurisdictions.

(4)	Investment Adviser

The Trust has entered into an Investment Advisory Agreement (the “Agreement”), on behalf of the Funds, with the Adviser to furnish investment advisory services to the Funds. Under terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services at the annual rate of 0.95% for the Diversified Equity Fund and 0.80% for the Core Fixed Income Fund of each Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fees and/or reimburse the Funds’ other expenses at least through December 29, 2016 to the extent necessary to ensure that the Funds’ total annual operating expenses (excluding front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connections with any merger or reorganizations, acquired fund fees and expenses, or extraordinary expenses such as litigation) do not exceed 1.00% for the Core Fixed Income Fund and 1.40% for Diversified Equity Fund (the “Expense Limitation Cap”) of each Fund’s average daily net assets.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	PMC Core Fixed Income Fund	PMC Diversified Equity Fund
August 31, 2016	$534,706	$201,976
August 31, 2017	$610,227	$158,087
August 31, 2018	$738,082	$144,520

Sub-advisory services are provided to the Funds, pursuant to agreements between the Adviser and the below listed sub-advisers. Under the terms of these sub-advisory agreements, the Adviser compensates the sub-advisers based on each Fund’s average daily net assets.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2015

Core Fixed Income Fund

Neuberger Berman Fixed Income LLC

Schroder Investment Management North America Inc.

William Blair & Company, L.L.C.

Diversified Equity Fund

Delaware Investments Fund Advisers

Mellon Capital Management Corporation

Robeco Investment Management, Inc. d/b/a Boston Partners

Thomas White International, Ltd.

William Blair & Company, L.L.C.

(5)	Distribution Plan

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Funds, which authorizes the Trust to pay Foreside Fund Services, LLC (the “Distributor”), the Funds’ principal distributor, a distribution fee of 0.25% of the Funds’ average daily net assets. During the fiscal year ended August 31, 2015, the Funds incurred fees pursuant to the 12b-1 Plan as follows:

Core Fixed Income Fund	$470,261
Diversified Equity Fund	$726,950

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. Fees incurred for the fiscal year ended August 31, 2015, and owed as of August 31, 2015 are as follows:

	Incurred	Owed
PMC Core Fixed Income Fund	$125,660	$20,192
PMC Diversified Equity Fund	$194,891	$32,446

USBFS also serves as the fund accountant and transfer agent to the Funds. U.S. Bank, N.A. (“US Bank), an affiliate of USBFS, serves as each Fund’s custodian. Fees incurred for the year ended August 31, 2015, and owed as of August 31, 2015 are as follows:

Fund Accounting	Incurred	Owed
PMC Core Fixed Income Fund	$153,097	$25,150
PMC Diversified Equity Fund	$131,514	$23,425

Transfer Agency	Incurred	Owed
PMC Core Fixed Income Fund	$157,061	$27,720
PMC Diversified Equity Fund	$181,786	$32,236

Custody	Incurred	Owed
PMC Core Fixed Income Fund	$67,426	$11,931
PMC Diversified Equity Fund	$71,932	$11,445

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2015

The Funds each have a line of credit with US Bank (see Note 8).

Certain officers of the Funds are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank.

The Trust’s Chief Compliance Officer is also an employee of USBFS. Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the year ended August 31, 2015, and owed as of August 31, 2015 are as follows:

	Incurred	Owed
PMC Core Fixed Income Fund	$14,514	$2,436
PMC Diversified Equity Fund	$17,507	$2,917

(7)	Investment Transactions

Purchases and sales of investment securities (excluding short-term instruments) for the year ended August 31, 2015 are summarized below.

	PMC Core Fixed Income	PMC Diversified Equity
Purchases:
U.S. Government	$196,625,185	$—
Other	93,185,628	221,588,808

Sales
U.S. Government	$177,629,221	$—
Other	53,555,489	184,707,450

(8)	Line of Credit

At August 31, 2015, the Core Fixed Income Fund and Diversified Equity Fund each had a line of credit in the amount of $5,000,000, which both mature August 12, 2016. These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Interest will be accrued at the prime rate. The credit facility is with the Funds’ custodian, US Bank. Interest will be accrued at the prime rate (3.25% as of August 31, 2015). The Diversified Equity Fund did not utilize the line of credit during the period. The following table provides information regarding usage of the line of credit for the year ended August 31, 2015 for the Core Fixed Income Fund.

Days Utilized	Average Amount of Borrowing	Interest Expense*	Maximum Amount of Borrowing
1	$5,000,000	$451	$5,000,000

*	Interest expense was paid by Schroder Investment Management North America Inc.

(9)	Subsequent Events

The Funds have evaluated events and transactions that have occurred subsequent to August 31, 2015 and determined there were no subsequent events that would require recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of PMC Funds and

Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PMC Funds, consisting of PMC Diversified Equity Fund and PMC Core Fixed Income Fund (collectively, the “Funds”), each portfolios of the diversified series constituting Trust for Professional Managers, as of August 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2015, the results of their operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin

October 30, 2015

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 4, 2015 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the PMC Core Fixed Income Fund (the “Core Fixed Income Fund”) and the PMC Diversified Equity Fund (the “Diversified Equity Fund”) (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and Envestnet Asset Management, Inc., the Funds’ investment adviser (the “Adviser”). The Trustees also met at a prior meeting held on June 24, 2015 (the “June 24, 2014 Meeting”) to review materials related to the renewal of the Agreement. Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information. Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2016.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by Envestnet to the Funds and the amount of time devoted to the Funds’ affairs by Envestnet’s staff. The Trustees considered Envestnet’s specific responsibilities in all aspects of day-to-day management of the Funds, including its recommendations with respect to the hiring, termination or replacement of each of the Fund’s sub-advisers and its oversight of investment strategies implemented by each of the Funds’ sub-advisers. The Trustees also considered the qualifications of key personnel at Envestnet involved in the day-to-day activities of the Funds, including Brandon R. Thomas, who serves as the portfolio manager for the segment of each Fund’s assets managed by Envestnet, and Janis Zvingelis, who was added as a portfolio manager to the PMC Diversified Equity Fund in January 2015. The Trustees observed that the Adviser does not manage any other accounts that utilize strategies similar to those employed by the Funds. The Trustees reviewed information provided by Envestnet in a due diligence summary, including a summary detailing the key features of Envestnet’s compliance program, and discussed Envestnet’s marketing activity and its continuing commitment to the Funds. The Trustees noted that during the course of the prior year they had met with representatives of Envestnet in person to discuss the Funds’ performance and outlook, along with the marketing and compliance efforts made by Envestnet. The Trustees discussed in detail Envestnet’s handling of compliance matters including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of Envestnet’s compliance program and oversight of the compliance programs of the Funds’ sub-advisers. The Trustees concluded that Envestnet had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and managing the Funds under the “manager of managers” structure and that the nature, overall quality and extent of the management services provided to the Funds, as well as Envestnet’s compliance program, were satisfactory and reliable.

2. INVESTMENT PERFORMANCE OF THE FUNDS AND ENVESTNET

The Trustees discussed the performance of the Core Fixed Income Fund and the Diversified Equity Fund for the year-to-date, one-year, three-year and five-year periods ended April 30, 2015. In assessing the quality of the portfolio management services delivered by Envestnet under the “manager of managers” structure, the Trustees also compared the short-term and longer-term performance of the Funds on both an absolute basis and in comparison to a benchmark index (the Barclays Capital U.S. Aggregate Bond Index for the Core Fixed Income Fund and the MSCI World Index for the Diversified Equity Fund) and in comparison to a peer group of similar funds as constructed by data presented by Morningstar Direct (a peer group of U.S. open-end intermediate-term bond funds for the Core Fixed Income Fund and a peer group of U.S. open-end large blend funds for the Diversified Equity Fund) (each a “Morningstar Peer Group”).

The Trustees noted that the Core Fixed Income Fund’s performance for the year-to-date, one-year, three-year and five-year periods ended April 30, 2015 was below its Morningstar Peer Group medians for those periods, falling within the third quartile for the one-year, three-year and five-year periods and within the fourth quartile for the year-to-date period. The Trustees also noted that for the since inception period ended March 31, 2015, the Core Fixed Income Fund outperformed the Barclays Capital U.S. Aggregate Bond Index, and for the quarter, one-year, three-year and five-year periods ended March 31, 2015, the Fund’s performance had underperformed the Barclays Capital U.S. Aggregate Bond Index.

The Trustees noted that the Diversified Equity Fund’s performance for the year-to-date period ended April 30, 2015 was above its Morningstar Peer Group median, falling into the first quartile. The Trustees also noted the Fund’s performance for the one-year, three-year and five-year periods ended April 30, 2015 was below its Morningstar Peer Group medians, falling into the fourth quartile for each period. The Trustees also noted that for the one-year, three-year, five-year and since-inception periods ended March 31, 2015, the Diversified Equity Fund had outperformed the MSCI World Index, and for the quarter ended March 31, 2015, the Fund was generally in-line with and only slightly underperformed the MSCI World Index.

After considering all of the information, the Trustees concluded that the performance obtained by Envestnet for the Funds was satisfactory under current market conditions and that Envestnet has developed the necessary expertise and resources in selecting and managing the sub-advisers to the Funds to provide investment advisory services in accordance with each Fund’s investment objective and strategies. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from Envestnet’s continued management.

3. COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY ENVESTNET

The Trustees considered the cost of services and the structure of Envestnet’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections. The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group and a sub-set of the Morningstar Peer Group comprised of only sub-advised funds (each a “Morningstar Sub-Advised Peer Group”) and Envestnet’s multi-manager account program, as well as the fee waivers and expense reimbursements of Envestnet. In reviewing the Funds’ fees and total expense structure, the Trustees took into account the Funds’ “manager of managers” structure, noting that Envestnet pays each of the Fund’s sub-advisory fees out of its own management fees, and that the Funds were not directly responsible for payment of any sub-advisory fees.

The Trustees also considered the overall profitability of Envestnet, reviewing Envestnet’s financial information and noting that Envestnet had subsidized the Funds’ operations since their inception and had not yet recouped those subsidies. The Trustees also examined the level of profits that could be expected to accrue to Envestnet from the fees payable under the Agreement and the expense subsidizations undertaken by Envestnet. These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the June 24, 2015 meeting and the August 4, 2015 meeting at which the Agreement was formally considered, as well as the reports made by Envestnet over the course of the year.

The Trustees noted that the Core Fixed Income Fund’s contractual management fee of 0.80% fell at the top of the fourth quartile and ranked highest among its peers, above both its Morningstar Peer Group average of 0.42% and its Morningstar Sub-Advised Peer Group average of 0.43%, each falling within the third quartile. The Trustees observed that the Core Fixed Income Fund’s total expense ratio (excluding Rule 12b-1 fees and net of fee waivers and expense reimbursements) of 0.75% fell within the fourth quartile, and was above both its Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.59% and its Morningstar Sub-Advised Peer Group average (which excludes Rule 12b-1 fees) of 0.62%, each falling within the second quartile. The Trustees then compared the fees paid by the Core Fixed Income Fund to the fees associated with Envestnet’s multi-manager account program and noted that the Core Fixed Income Fund’s fees were reasonable in comparison.

The Trustees noted that the Diversified Equity Fund’s contractual management fee of 0.95% fell within the fourth quartile, above its Morningstar Peer Group average of 0.64%, which fell in the second quartile, and above its Morningstar Sub-Advised Peer Group average of 0.57%, which fell in the third quartile. The Trustees observed that the Diversified Equity Fund’s total expense ratio (excluding Rule 12b-1 fees and net of fee waivers and expense reimbursements) of 1.15%, which fell within the fourth quartile, was above its Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.83%, which fell within the second quartile, and was above its Morningstar Sub-Advised Peer Group average (which excludes Rule 12b-1 fees) of 0.80%, which fell in the third quartile. The Trustees then compared the fees paid by the Diversified Equity Fund to the fees associated with Envestnet’s multi-manager account program and noted that the Diversified Equity Fund’s fees were reasonable in comparison.

The Trustees concluded that the Funds’ expenses and the management fees paid to Envestnet were fair and reasonable in light of the comparative performance, expense and management fee information and considering the Funds’ “manager of managers” structure. The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that Envestnet’s profit from sponsoring the Funds had not been, and currently was not, excessive and that Envestnet maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business, despite its subsidies to support the Funds’ operations.

4. EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared each Fund’s expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees also reviewed the structures of each Fund’s management fee and whether each Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as the Funds’ assets grow (and if so, how whose economies of scale were being or would be shared with shareholders). The Trustees reviewed all fee waivers and expense reimbursements by Envestnet with respect to the Funds. The Trustees noted that the Funds’ management fee structures allowed for breakpoint reductions as the Funds’ assets grow in size. The Trustees concluded that Envestnet’s management fee structures and any applicable expense waivers were reasonable and reflected a sharing of economies of scale between Envestnet and the Funds at the Funds’ current asset levels.

5. BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be realized by Envestnet from its association with the Funds. The Trustees also noted that Envestnet receives no soft dollar benefits with respect to its management of the Funds. The Trustees concluded that any benefits Envestnet received from its management of the Funds, including increased name recognition or greater exposure to press coverage, appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2016 as being in the best interests of each Fund and its shareholders.

BASIS FOR TRUSTEES’ APPROVAL OF SUB-ADVISORY AGREEMENTS

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met in person at a meeting held on August 4, 2015 to consider the renewal of the sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) for the Funds. PMC Core Fixed Income Fund (the “Core Fixed Income Fund”) and the PMC Diversified Equity Fund (the “Diversified Equity Fund”) (each, a “Fund” and together the “Funds”) entered into between the Adviser and certain of the Funds’ sub-advisers (each a “Sub-Adviser, and collectively, the “Sub-Advisers”), specifically Neuberger Berman Fixed Income LLC (“NBFI”), Schroder Investment Management North America Inc. (“Schroder”) and William Blair & Company, L.L.C. (“William Blair”) with respect to the Core Fixed Income Fund, and Delaware Investments Fund Advisers (“DIFA”), Mellon Capital Management Corporation (“Mellon”) and William Blair with respect to the Diversified Equity Fund. The Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below. The Trustees also met at a prior meeting held on June 24, 2015 (the “June 24, 2015 Meeting”) to review materials related to the renewal of the Sub-Advisory Agreements. In advance of these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Sub-Advisory Agreements. The materials provided contained information with respect to the factors enumerated below, including copies of the Sub-Advisory Agreements, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Sub-Advisory Agreements, due diligence materials prepared by the Sub-Advisers (including a due questionnaire, Form ADV, bibliographic information of key management and compliance personnel, a compliance program summary and certain specific compliance policies and procedures, including each Sub-Adviser’s code of ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Sub-Advisory Agreement renewal process, including performance information for the Funds. Based on their evaluation of the information provided by the Adviser and the Sub-Advisers, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the continuation of each Sub-Advisory Agreement for an additional one-year term ending August 31, 2016.

PMC Core Fixed Income Fund

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the sub-advisory agreements between Envestnet, on behalf of the Core Fixed Income Fund, and the Core Fixed Income Fund’s sub-advisers, NBFI, Schroder and William Blair, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE SUB-ADVISERS TO THE FUND

The Trustees considered the nature, extent and quality of services provided by each of NBFI, Schroder and William Blair to the Core Fixed Income Fund. The Trustees considered NBFI’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Andrew Johnson and Thomas Marthaler, who serve as the portfolio managers for the segment of the Fund’s assets managed by NBFI, and other key personnel at NBFI. The Trustees also considered Schroder’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Wesley Sparks, who serves as the portfolio manager for the segment of the Fund’s assets managed by Schroder, and other key personnel at Schroder. The Trustees also considered William Blair’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Brian D. Singer and Thomas Clarke, who serve as the portfolio managers for the segment of the Fund’s assets managed by William Blair, and other key personnel at William Blair. The Trustees also considered information provided by each of NBFI, Schroder and William Blair at the June 24, 2015 Meeting and the August 4, 2015 Meeting at which the Sub-Advisory Agreements were formally considered, relating to each of their investment objectives and strategies for the Fund, brokerage practices and compliance and risk management programs. The Trustees also noted any services that extended beyond portfolio management. The Trustees concluded that NBFI, Schroder and William Blair had sufficient quality and depth of personnel, resources, investment methods and compliance programs essential to performing their duties under the Sub-Advisory Agreements and that the nature, overall quality and extent of investment management services provided by each of NBFI, Schroder and William Blair to the Fund were satisfactory.

2. INVESTMENT PERFORMANCE OF THE FUND AND THE SUB-ADVISERS

The Trustees discussed the Fund’s performance, including the performance relating specifically to each segment of the Fund’s assets managed by NBFI, Schroder and William Blair, respectively. The Trustees discussed the performance of that segment of the Fund’s portfolio managed by NBFI for the quarter, one-year, three-year, five-year and since inception periods ended March 31, 2015. The Trustees compared the short-term and longer-term performance of that segment of the Fund’s portfolio managed by NBFI on both an absolute basis and in comparison to a benchmark index (the Barclays Capital U.S. Aggregate Bond Index) and in comparison to a composite of NBFI’s separately-managed accounts with similar investment strategies to that applied by NBFI in managing a segment of the Fund’s portfolio. The Trustees noted that, for each period the segment of the Fund’s portfolio managed by NBFI outperformed the benchmark index, and for all periods was generally in-line with the performance of the comparable NBFI composite.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Schroder for the quarter, one-year, three-year, five-year and since inception periods ended March 31, 2015. The Trustees compared the short-term and longer-term performance of that segment of the Fund’s portfolio managed by Schroder on both an absolute basis and in comparison to a benchmark index (the Barclays Capital U.S. Aggregate Bond Index) and in comparison to a composite of Schroder’s separately-managed accounts with similar investment strategies to that of the Fund. The Trustees noted that for all periods, the segment of the Fund’s portfolio managed by Schroder outperformed or was generally in line with the benchmark index, and for all periods was in-line with the performance of the comparable Schroder composite.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by William Blair for the quarter, one-year, three-year and since inception periods ended March 31, 2015. The Trustees compared the short-term and longer-term performance of that segment of the Fund’s portfolio managed by William Blair on both an absolute basis and in comparison to the Fund as a whole. The Trustees noted that William Blair does not manage any other accounts with similar investment strategies to that applied by William Blair in managing a segment of the Fund’s portfolio. The Trustees noted that for the quarter and three-year periods ended March 31, 2015, the performance for the segment of the Fund’s portfolio managed by William Blair was above the Fund’s performance as a whole, and for the one-year and since inception periods ended March 31, 2015, the performance for the segment of the Fund’s portfolio managed by William Blair was below the Fund’s performance as a whole.

After considering all the information, the Trustees concluded that the performance obtained by each of NBFI, Schroder and William Blair for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the continued management of Fund assets by NBFI, Schroder and William Blair.

3. COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE SUB-ADVISERS

The Trustees reviewed and considered the sub-advisory fees payable by Envestnet to NBFI, Schroder and William Blair under the Sub-Advisory Agreements. The Trustees noted that Envestnet had previously confirmed to the Trustees that the sub-advisory fees payable under the Sub-Advisory Agreements were reasonable in light of the quality of the services performed by each of NBFI, Schroder and William Blair. Since the sub-advisory fees are paid by Envestnet, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to NBFI, Schroder and William Blair. Consequently, the Trustees did not consider the costs of services provided by each of NBFI, Schroder and William Blair or the profitability of their relationship with the Fund to be material factors for consideration given that NBFI, Schroder and William Blair are not affiliated with Envestnet and, therefore, the sub-advisory fees were negotiated on an arm’s-length basis. Based on all these factors, the Trustees concluded that the sub-advisory fees paid to each of NBFI, Schroder and William Blair by Envestnet were reasonable in light of the services provided by NBFI, Schroder and William Blair.

4. EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

Since the sub-advisory fees payable to NBFI, Schroder and William Blair are not paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5. BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by each of NBFI, Schroder and William Blair from their association with the Fund. The Trustees concluded that the benefits that each of NBFI, Schroder and William Blair may receive, such as greater name recognition and increased ability to obtain research and brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Sub-Advisory Agreements, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Sub-Advisory Agreements for an additional term ending August 31, 2016 as being in the best interests of the Fund and its shareholders.

PMC Diversified Equity Fund

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the sub-advisory agreements between Envestnet, on behalf of the Diversified Equity Fund, and the Diversified Equity Fund’s sub-advisers, DIFA, Mellon and William Blair, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE SUB-ADVISERS TO THE FUND

The Trustees considered the nature, extent and quality of services provided by each of DIFA, Mellon and William Blair to the Diversified Equity Fund. The Trustees considered DIFA’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Francis X. Morris, Michael S. Morris, Christopher S. Adams, and Donald G. Padilla, who serve as portfolio managers for the segment of the Fund’s assets managed by DIFA, and other key personnel at DIFA. The Trustees considered Mellon’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Ronald P. Gala, Michael P. Kaminski and William Cazalet, who serve as the portfolio managers for the segment of the Fund’s assets managed by Mellon, and other key personnel at Mellon. The Trustees also considered William Blair’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Brian D. Singer and Thomas Clarke, who serve as portfolio managers for the segment of the Fund’s assets managed by William Blair, and other key personnel at William Blair. The Trustees also considered information provided by each of DIFA, Mellon and William Blair at the June 24, 2015 Meeting and the August 4, 2015 Meeting at which the Sub-Advisory Agreements were formally considered, relating to each of their investment objectives and strategies for the Fund, brokerage practices and compliance and risk management programs. The Trustees also noted any services that extended beyond portfolio management. The Trustees concluded that DIFA, Mellon and William Blair had sufficient quality and depth of personnel, resources, investment methods and compliance programs essential to performing their duties under the Sub-Advisory Agreements and that the nature, overall quality and extent of investment management services provided by each of DIFA, Mellon and William Blair to the Fund were satisfactory.

2. INVESTMENT PERFORMANCE OF THE FUND AND THE SUB-ADVISERS

The Trustees discussed the Fund’s performance, including the performance relating specifically to each segment of the Fund’s assets managed by DIFA, Mellon and William Blair, respectively. The Trustees discussed the performance of that segment of the Fund’s portfolio managed by DIFA for the quarter, one-year, three-year, five-year and since inception periods ended March 31, 2015. The Trustees compared the short-term and longer-term performance of that segment of the Fund’s portfolio managed by DIFA on both an absolute basis and in comparison to a benchmark index (the Russell 2000 Index) and in comparison to a composite of DIFA’s separately-managed accounts with similar investment strategies to that applied by DIFA in managing a segment of the Fund’s portfolio. The Trustees noted that for the one-year, three-year, five-year and since inception periods ended March 31, 2015, the performance for the segment of the Fund’s portfolio managed by DIFA outperformed the Russell 2000 Index, and that for the quarter ended March 31, 2015, the performance for the segment of the Fund’s portfolio managed by DIFA lagged the Russell 2000 Index. The Trustees then noted the performance for the segment of the Fund’s portfolio managed by DIFA was generally in-line with the performance of the comparable DIFA composite.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Mellon for the quarter, one-year, three-year, five-year and since inception periods ended March 31, 2015. The Trustees compared the short-term and longer-term performance of that segment of the Fund’s portfolio managed by Mellon on both an absolute basis and in comparison to a benchmark index (the Russell 1000 Growth Index) and in comparison to a composite of Mellon’s separately-managed accounts with similar investment strategies to that applied by Mellon in managing a segment of the Fund’s portfolio. The Trustees noted that for the one-year, three-year and five-year periods ended March 31, 2015, the performance for the segment of the Fund’s portfolio managed by Mellon outperformed the Russell 1000 Growth Index, but underperformed the Russell 1000 Growth Index for the quarter and since inception periods ended March 31, 2015. The Trustees then noted the performance for the segment of the Fund’s portfolio managed by Mellon was generally in-line with the performance of the comparable Mellon composite.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by William Blair for the quarter, one-year, three-year and since inception periods ended March 31, 2015. The Trustees compared the short-term and longer-term performance of that segment of the Fund’s portfolio managed by William Blair on both an absolute basis and in comparison to the Fund as a whole. The Trustees noted that William Blair does not manage any other accounts with similar investment strategies to that applied by William Blair in managing a segment of the Fund’s portfolio. The Trustees noted that for the quarter ended March 31, 2015, the performance for the segment of the Fund’s portfolio managed by William Blair was above the Fund’s performance as a whole, but that for the one-year, three-year and since inception periods ended March 31, 2015, the performance for the segment of the Fund’s portfolio managed by William Blair was below the Fund’s performance as a whole.

After considering all the information, the Trustees concluded that the performance obtained by DIFA, Mellon and William Blair for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the continued management of Fund assets by DIFA, Mellon and William Blair.

3. COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE SUB-ADVISERS

The Trustees reviewed and considered the sub-advisory fees payable by Envestnet to DIFA, Mellon and William Blair under the Sub-Advisory Agreements. The Trustees noted that Envestnet had previously confirmed to the Trustees that the sub-advisory fees payable under the Sub-Advisory Agreements were reasonable in light of the quality of the services performed by each of DIFA, Mellon and William Blair. Since the sub-advisory fees are paid by Envestnet, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to DIFA, Mellon and William Blair. Consequently, the Trustees did not consider the costs of services provided by each of DIFA, Mellon and William Blair or the profitability of their relationship with the Fund to be material factors for consideration given that DIFA, Mellon and William Blair are not affiliated with Envestnet and, therefore, the sub-advisory fees were negotiated on an arm’s-length basis. Based on all these factors, the Trustees concluded that the sub-advisory fees paid to each of DIFA, Mellon and William Blair by Envestnet were reasonable in light of the services provided by DIFA, Mellon and William Blair.

4. EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

Since the sub-advisory fees payable to DIFA, Mellon and William Blair are not paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5. BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by each of DIFA, Mellon and William Blair from their association with the Fund. The Trustees concluded that the benefits that each of DIFA, Mellon and William Blair may receive, such as greater name recognition and increased ability to obtain research and brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Sub-Advisory Agreements, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Sub-Advisory Agreements for an additional term ending August 31, 2016 as being in the best interests of the Fund and its shareholders.

BASIS FOR TRUSTEES’ APPROVAL OF SUB-ADVISORY AGREEMENT WITH

ROBECO INVESTMENT MANAGEMENT, INC. D/B/A BOSTON PARTNERS

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met in person at a meeting held on August 4, 2015 to consider the approval of the sub-advisory agreement for the PMC Diversified Equity Fund (the “Fund”), a series of the Trust, entered into between the Fund’s investment adviser, Envestnet Asset Management, Inc. (the “Adviser”) and Robeco Investment Management, Inc. d/b/a Boston Partners (“Boston Partners”) (the “Boston Partners Sub-Advisory Agreement”).

In advance of the meeting, the Trustees requested and received materials to assist them in considering the approval of the Boston Partners Sub-Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Boston Partners Sub-Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Boston Partners Sub-Advisory Agreement, due diligence materials prepared by Boston Partners (including a due diligence questionnaire, Form ADV, bibliographic information of key management and compliance personnel, a compliance program summary and certain specific compliance policies and procedures, including Boston Partners’ code of ethics) and other pertinent information. Based on their evaluation of the information provided by the Adviser and Boston Partners, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Boston Partners Sub-Advisory Agreement for an initial term ending two years following the hiring of Boston Partners as a Sub-Adviser.

DISCUSSION OF FACTORS CONSIDERED

In considering the Sub-Advisory Agreement between the Adviser and Boston Partners and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY THE SUB-ADVISER TO THE FUND

The Trustees considered the nature, extent and quality of services to be provided by Boston Partners to the PMC Diversified Equity Fund. The Trustees considered Boston Partners’ specific responsibilities in all aspects of day-to-day management of a portion of the PMC Diversified Equity Fund’s assets, as well as the qualifications, experience and responsibilities of Mr. Mark E. Donovan and Mr. David J. Pyle, who would serve as the portfolio managers for the segment of the PMC Diversified Equity Fund’s assets managed by Boston Partners, and other key personnel at Boston Partners. The Trustees concluded that Boston Partners had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Boston Partners Sub-Advisory Agreement and that the nature, overall quality and extent of the management services to be provided to the PMC Diversified Equity Fund were satisfactory and reliable.

2. INVESTMENT PERFORMANCE OF THE FUND AND THE SUB-ADVISER

In assessing the portfolio management services to be provided by Boston Partners, the Board considered the qualifications, background and experience of the portfolio managers and the performance of a composite of other accounts, a representative account, and a registered fund, each managed by Boston Partners using a similar strategy to that which would be applied to Boston Partners’ segment of the PMC Diversified Equity Fund, compared to a benchmark index. The Trustees noted for the quarter ended March 31, 2015, and for the three-year, five-year and ten-year periods ended December 31, 2014, the Boston Partners composite, representative account and registered fund had each outperformed the Russell 1000 Value Index, and for the since inception period ended December 31, 2014, the Boston Partners composite and registered fund had also outperformed the Russell 1000 Value Index. The Trustees noted that the composite, representative account and registered fund had each underperformed the Russell 1000 Value Index for the one-year period ended December 31, 2014. The Trustees concluded that the PMC Diversified Equity Fund and its shareholders were likely to benefit from Boston Partners’ management.

3. COSTS OF SERVICES PROVIDED AND PROFITS TO BE REALIZED BY THE SUB-ADVISER

The Trustees reviewed and considered the sub-advisory fees payable by Envestnet to Boston Partners under the Boston Partners Sub-Advisory Agreement. Since Boston Partners’ sub-advisory fees would be paid by Envestnet, the overall advisory fee paid by the PMC Diversified Equity Fund would not be directly affected by Boston Partners’ sub-advisory fee. Consequently, the Trustees did not consider the costs of services to be provided by Boston Partners or the profitability of its relationship with the PMC Diversified Equity Fund to be material factors for consideration given that Boston Partners is not affiliated with Envestnet and, therefore, the sub-advisory fees were negotiated on an arm’s-length basis. Based on all these factors, the Trustees concluded that the sub-advisory fees to be paid to Boston Partners by Envestnet were reasonable in light of the services to be provided under the Boston Partners Sub-Advisory Agreement.

4. EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

Since the sub-advisory fees payable to Boston Partners would not be paid by the PMC Diversified Equity Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5. BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by Boston Partners from its association with the PMC Diversified Equity Fund. The Trustees concluded that the benefits that Boston Partners may receive appear to be reasonable, and in many cases may benefit the PMC Diversified Equity Fund.

The recommendation to hire Boston Partners was made by Envestnet in the ordinary course of its ongoing evaluation of its sub-advisers. Importantly, the recommendation to hire Boston Partners to manage a portion of the PMC Diversified Equity Fund’s assets was based on an evaluation of the qualifications of Boston Partners’ investment personnel, investment philosophy and process and long-term performance results, among other factors, including Envestnet’s analysis that Boston Partners’ investment strategy is complementary to the investment strategy of the PMC Diversified Equity Fund’s other sub-advisers.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the Boston Partners Sub-Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered all of these factors collectively in light of the PMC Diversified Equity Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, concluded the approval of the Boston Partners Sub-Advisory Agreement, including the sub-advisory fees, would be in the best interests of the PMC Diversified Equity Fund and its shareholders.

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

PMC FUNDS

Additional Information

Tax Information

For the fiscal year ended August 31, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 5%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Core Fixed Income Fund	0.00%
Diversified Equity Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2015 was as follows:

Core Fixed Income Fund	0.00%
Diversified Equity Fund	59.90%

For the fiscal year ended August 31, 2015, taxable ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the Funds as follows:

Core Fixed Income Fund	16.87%
Diversified Equity Fund	60.04%

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section (852)(b)(3), the amount necessary to reduce the earnings on profits of the Funds related to net capital gain to zero for the tax year ended August 31, 2015. Both Funds utilized earnings and profits distributed to shareholders on redemptions of shares as part of the dividend paid deduction. The amounts designated as long-term capital gains were as follows:

Core Fixed Income Fund	$0
Diversified Equity Fund	$1,469,335

Indemnification

Under the Funds’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling (866) PMC-7338.

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

PMC Funds

Additional Information (Continued)

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-473-1155.

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Age: 60	Trustee	Indefinite Term; Since August 22, 2001	Professor and Chair, Department of Accounting, Marquette University (2004–present).	38	Independent Trustee, USA MUTUALS (an open-end investment company with three portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 58	Trustee	Indefinite Term; Since August 22, 2001	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986–present).	38	Independent Trustee, USA MUTUALS (an open-end investment company with three portfolios).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Age: 72	Trustee	Indefinite Term; Since October 23, 2009	Retired (2011–present); Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994–2011).	38	Independent Manager, Ramius IDF fund complex (two closed-end investment companies); Independent Trustee, Gottex Trust (an open- ended investment company with one portfolio); Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed- end investment companies) (2010–2015); Independent Trustee, Gottex Multi- Alternatives fund complex (three closed- end investment companies) (2010–2015).

PMC Funds

Additional Information (Continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee and Officers
Joseph C. Neuberger(1) 615 E. Michigan St. Milwaukee, WI 53202 Age: 53	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–present).	38	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with three portfolios).

John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 58	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Age: 41	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2002–present).	N/A	N/A

Adam W. Smith 615 E. Michigan St. Milwaukee, WI 53202 Age: 33	Secretary	Indefinite Term; Since May 29, 2015	Vice President, U.S. Bancorp Fund Services, LLC (April 2012–present); Research Associate, Vista360, LLC (May 2010–April 2012).	N/A	N/A

Anita M. Zagrodnik 615 E. Michigan St. Milwaukee, WI 53202 Age: 55	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since July 1, 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (January 2014–present); Senior Vice President, Ariel Investments, LLC (2010–2013); Vice President, Ariel Investments, LLC (2003–2010).	N/A	N/A

Jesse J. Schmitting 615 E. Michigan St. Milwaukee, WI 53202 Age: 33	Assistant Treasurer	Indefinite Term; Since July 21, 2011	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2008–present).	N/A	N/A

Cullen O. Small 615 E. Michigan St. Milwaukee, WI 53202 Age: 28	Assistant Treasurer	Indefinite Term; Since January 22, 2015	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2010–present).	N/A	N/A

Kelly A. Burns 615 E. Michigan St. Milwaukee, WI 53202 Age: 27	Assistant Treasurer	Indefinite Term; Since April 23, 2015	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2011–present); Illinois State University (2006–2011).	N/A	N/A

PMC Funds

Additional Information (Continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Melissa Aguinaga 615 E. Michigan St. Milwaukee, WI 53202 Age: 27	Assistant Treasurer	Indefinite Term; Since July 1, 2015	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2010–present).	N/A	N/A
(1)	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, who acts as principal underwriter for several series of the Trust, but not the Funds.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Adviser, sub-adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s, sub-adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser, sub-adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at (866) PMC-7338. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, either upon request by calling the Funds toll free at (866) PMC-7338 or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330 (general SEC number).

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (866) PMC-7338 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

PMC FUNDS

Investment Adviser	Envestnet Asset Management, Inc. 35 East Wacker Drive, 24th Floor Chicago, Illinois 60601

Legal Counsel	Godfrey & Kahn, S.C. 780 North Water Street Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 555 East Wells Street Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A. Custody Operations 1555 North River Center Drive Suite 302 Milwaukee, Wisconsin 53212

Distributor	Foreside Fund Services, LLC 3 Canal Plaza, Suite 100 Portland, Maine 04101

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on November 9, 2009.

Item 3. Audit Committee Financial Expert.

The registrant’s board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accounting and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2015	FYE 8/31/2014
Audit Fees	$52,800	$51,250
Audit-Related Fees	$4,500	$6,000
Tax Fees	$10,820	$10,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2015	FYE 8/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2015	FYE 8/31/2014
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 9, 2009.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Professional Managers

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	11/4/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	11/4/15

By (Signature and Title)*	/s/ Jennifer Lima
Jennifer Lima, Treasurer

Date	11/4/15

*	Print the name and title of each signing officer under his or her signature.